                                                             FILE NOS. 333-67685
                                                                       811-07727
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-4
                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933
                                                                             /X/


                         PRE-EFFECTIVE AMENDMENT NO.


                          POST-EFFECTIVE AMENDMENT NO. 7                     /X/


                                     AND/OR
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                            /X/


                                AMENDMENT NO. 11
                        (CHECK APPROPRIATE BOX OR BOXES)


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                         VARIABLE ANNUITY ACCOUNT FIVE
           (PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
                           (Exact Name of Registrant)

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)

               Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                            CHRISTINE A. NIXON, ESQ.
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                    (Name and Address of Agent for Service)

Approximate date of proposed public offering:

    As soon as practicable after effectiveness of the Registration Statement.

Title of securities being registered:

    Interests in a Separate Account under group and individual flexible payment deferred annuity contracts.

It is prosposed that this filing will become effective:
     -- immediately upon filing pursuant to paragraph (b) of Rule 485 to paragraph (b) of Rule 485
     X   on May 1, 2001 pursuant to paragraph (b) of Rule 485
     --  60 days after filing pursuant to paragraph (a) of Rule 485
     --  on ___________ pursuant to paragraph (a) of Rule 485


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                                 SEASONS SELECT
                                     [LOGO]



                                    PROFILE

                                  May 1, 2001


Incorporated by Reference to Post Effective Amendment Nos: 6 and 10 to File
Nos: 333-67685 and 811-7727, as filed on June 28, 2000.

                                 SEASONS SELECT
                                     [LOGO]


                                   PROSPECTUS
                                   May 1, 2001



Incorporated by Reference to Post Effective Amendments Nos: 6 and 10 to File
Nos: 333-67689 and 811-7727, as filed on June 28, 2000.

                      STATEMENT OF ADDITIONAL INFORMATION

         FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY

                         VARIABLE ANNUITY ACCOUNT FIVE
           (PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)

               DEPOSITOR: ANCHOR NATIONAL LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2001, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2001.

TABLE OF CONTENTS

Separate Account............................................    3

General Account.............................................    3

Performance Data............................................    4

Annuity Payments............................................    7

Annuity Unit Values.........................................    7

Taxes.......................................................   10

Distribution of Contracts...................................   14

Financial Statements........................................   14

SEPARATE ACCOUNT
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Variable Annuity Account Five was originally established by Anchor National Life Insurance Company (the "Company") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES, with the assets of each SELECT PORTFOLIO, FOCUSED PORTFOLIO and STRATEGY invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

GENERAL ACCOUNT
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The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one, three, five, seven or ten year fixed investment option and/or the one year or 6-month DCA fixed account(s) available in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

PERFORMANCE DATA
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From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

CASH MANAGEMENT PORTFOLIO

Inception of the Cash Management portfolio occurred on March 26, 1999, for contracts issued to those under age 80 and on April 8, 1999, for contracts issued to those over age 80. The annualized current yield and effective yield for the Cash Management Portfolio for the seven day period ended April 26, 2000, were as follows:

                                                            CURRENT YIELD   EFFECTIVE YIELD
                                                            -------------   ---------------
A. Issue Age Under 80.....................................      3.94              4.02
B. Issue Age Over 80......................................      3.82              3.89

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                     Base Period Return = (EV-SV-CMF)/(SV)

    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES and the general account so that each SELECT PORTFOLIO'S, FOCUSED PORTFOLIO'S and/or STRATEGY's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or STRATEGY. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)

OTHER PORTFOLIOS

The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."

TOTAL RETURN FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:

                       P (1 + T) TO THE POWER OF n = ERV

    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years

        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds another contract (Seasons) which has been in existence longer than the Seasons Select Variable Annuity. The Strategies in Seasons Select are also available in that other contract and have been since 4/15/97. Sales of Seasons Select began on February 18, 1999. The one year and since inception numbers for the strategies are based on Season's historical data (which is adjusted for the fees and charges applicable to Seasons Select) and represent adjusted actual performance of the separate account.

TOTAL ANNUAL RETURN FOR THE PERIOD ENDING APRIL 30, 2000 (RETURN WITH/WITHOUT REDEMPTION) ISSUE AGE UNDER 80

                                                          1 YEAR RETURN                       SINCE FUND INCEPTION**
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STRATEGIES                 INCEPTION DATE            W                    W/O                 W                   W/O
----------                 --------------      --------------        -------------      -------------        -------------
Growth...................     4/15/97                   14.68                23.68              24.83                26.07
Moderate Growth..........     4/15/97                   11.17                20.17              21.32                22.64
Balanced Growth..........     4/15/97                    3.37                12.37              15.50                16.95
Conservative Growth......     4/15/97                   -1.07                 7.93              11.39                12.95

                                                          1 YEAR RETURN                        SINCE FUND INCEPTION
                                               -----------------------------------      ----------------------------------
SELECT PORTFOLIOS          INCEPTION DATE            W                    W/O                 W                   W/O
-----------------          --------------      --------------        -------------      -------------        -------------
Large Cap Growth.........     3/1/99                    18.56                27.56              26.74                33.31
Large Cap Composite......     3/1/99                     5.42                14.42              12.67                19.36
Large Cap Value..........     3/1/99                   -13.73                -4.73              -0.20                 6.62
Mid Cap Growth...........     3/1/99                    44.20                53.20              49.94                56.33
Mid Cap Value............     3/1/99                    -8.18                 0.82               2.80                 9.59
Small Cap................     3/1/99                    14.47                23.47              23.19                29.79
International Equity.....     3/1/99                     3.46                12.46              13.98                20.66
Diversified Fixed
Income...................     3/10/99                   -9.93                -0.93              -7.48                -0.44

FOCUSED PORTFOLIOS
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Focus Growth*............       N/A                 N/A                   N/A                N/A                  N/A

TOTAL ANNUAL RETURN FOR THE PERIOD ENDING APRIL 30, 2000 (RETURN WITH/WITHOUT REDEMPTION) ISSUE AGE OVER 80

                                                          1 YEAR RETURN                       SINCE FUND INCEPTION**
                                               -----------------------------------      ----------------------------------
STRATEGIES                 INCEPTION DATE            W                    W/O                 W                   W/O
----------                 --------------      --------------        -------------      -------------        -------------
Growth...................     4/15/97                   14.53                23.53              24.71                25.95
Moderate Growth..........     4/15/97                   11.02                20.02              21.19                22.51
Balanced Growth..........     4/15/97                    3.24                12.24              15.38                16.83
Conservative Growth......     4/15/97                   -1.20                 7.80              11.27                12.83

                                                          1 YEAR RETURN                      SINCE FUND INCEPTION***
                                               -----------------------------------      ----------------------------------
SELECT PORTFOLIOS          INCEPTION DATE            W                    W/O                 W                   W/O
-----------------          --------------      --------------        -------------      -------------        -------------
Large Cap Growth.........     3/1/99                    18.40                27.40              26.64                33.18
Large Cap Composite......     3/1/99                     5.28                14.28              12.55                19.23
Large Cap Value..........     3/1/99                   -13.98                -4.98              -0.45                 6.37
Mid Cap Growth...........     3/1/99                    43.98                52.98              49.85                56.19
Mid Cap Value............     3/1/99                    -8.29                 0.71               2.71                 9.50
Small Cap................     3/1/99                    14.31                23.31              23.09                29.67
International Equity.....     3/1/99                     3.26                12.26              13.85                20.52
Diversified Fixed
Income...................     3/10/99                  -10.10                -1.10              -7.66                -0.61

FOCUSED PORTFOLIOS
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Focus Growth*............       N/A                 N/A                   N/A                N/A                  N/A

*   This portfolio was not available for sale in fiscal year 2000.

** These rates of return were calculated utilizing Seasons rates for the related periods, adjusting for differences in fees.

*** These rates of return were calculated utilizing Seasons Select (under 80) rates for the related periods, adjusting for differences in fees.

ANNUITY PAYMENTS
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INITIAL ANNUITY PAYMENT

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Income Payments using the Income Protector feature, the Income Benefit Base is determined as described in the prospectus. The initial monthly Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Income Option selected.

ANNUITY UNIT VALUES
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The value of an Annuity Unit is determined independently for each SELECT PORTFOLIO, FOCUSED PORTFOLIO and STRATEGY. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY exceeds 3.5010, variable annuity payments derived from allocations to that SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES elected, and the amount of each annuity payment will vary accordingly.

For each SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or STRATEGY, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY determined as of the end of that month, and

(b) is the Accumulation Unit value of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY determined as of the end of the preceding month.

The NIF for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY for a given month is a measure of the net investment performance of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                             NIF = ($11.46/$11.44)

                                 = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                       1/[(1.035) ^ (1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31).
Assume also that the Annuity Unit value for the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

Note that the amount of the first variable annuity payment depends on the contract value in the relevant SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY on the Annuity Date and thus reflects the investment performance of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY). The net investment performance of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

TAXES
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GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A contract owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity payment option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of annuity payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Contract owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under

Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION--SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying annuity variable contracts such as the contracts. The regulations amplify the diversification requirements for variable annuity contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in CONWAY. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) H.R. 10 PLANS

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) INDIVIDUAL RETIREMENT ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) ROTH IRA

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the resulting income tax may be spread over four years if the conversion occurs before January 1, 1999. If and when Contracts are made available for use with Roth IRAs they may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency.

(e) CORPORATE PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) DEFERRED COMPENSATION PLANS--SECTION 457

Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest, in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. As of January 1, 1999 all 457 plans of state and local governments must hold assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The audited consolidated financial statements of the Company as of December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998 are presented in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts. The financial statements of Variable Annuity Account Five (Portion Relating to the SEASONS SELECT Variable Annuity) as of April 30, 2000 and March 31, 2000, and for the one month ended April 30, 2000 and for the fiscal year ended March 31, 2000, and for the period from inception to March 31, 1999, are presented in this Statement of Additional Information.



Documents incorporated by reference for filing purposes will still appear at the end of this document when it is distributed upon request.


PricewaterhouseCoopers LLP, 21650 Oxnard Street, Suite 1900, Woodland Hills, California 91367, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                ANCHOR NATIONAL LIFE INSURANCE COMPANY

              INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                     Page
                                                                                                   Number(s)
                                                                                                   ---------
         Report of Independent Accountants                                                            F-2

         Consolidated Balance Sheet - December 31, 2000 and

         December 31, 1999                                                                         F-3 to F-4

         Consolidated Statement of Income and Comprehensive
         Income - Years Ended December 31, 2000 and 1999,
         Three Months Ended December 31, 1998 and Year
         Ended September 30, 1998                                                                  F-5 to F-6

         Consolidated Statement of Cash Flows - Years Ended
         December 31, 2000 and 1999, Three Months Ended

         December 31, 1998 and Year Ended September 30, 1998                                       F-7 to F-8

         Notes to Consolidated Financial Statements                                                F-9 to F-37

                        Report of Independent Accountants


To the Board of Directors and Shareholder of Anchor National Life Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits on these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Woodland Hills, California
January 31, 2001

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET

                                                                  December 31,               December 31,
                                                                          2000                       1999
                                                                  ------------               ------------
                                                                            (In thousands)
ASSETS

Investments:
   Cash and short-term investments                                $    169,701               $    462,915
   Bonds, notes and redeemable
     preferred stocks available for sale,
     at fair value (amortized cost:
     December 2000, $4,130,570;
     December 1999, $4,155,728)                                      4,007,902                  3,953,169
   Mortgage loans                                                      684,174                    674,679
   Policy loans                                                        244,436                    260,066
   Separate account seed money                                         104,678                    144,231
   Common stocks available for sale,
     at fair value (cost: December 2000,
     $1,001; December 1999, $0)                                            974                        ---
   Partnerships                                                          8,216                      4,009
   Real estate                                                          24,139                     24,000
   Other invested assets                                                18,514                     31,632
                                                                  ------------               ------------

   Total investments                                                 5,262,734                  5,554,701

Variable annuity assets held in separate
   accounts                                                         20,393,820                 19,949,145
Accrued investment income                                               57,555                     60,584
Deferred acquisition costs                                           1,286,456                  1,089,979
Receivable from brokers for sales of
   securities                                                               15                     54,760
Income taxes currently receivable from Parent                           60,992                        ---
Deferred income taxes                                                      ---                     53,445
Other assets                                                           127,906                    111,880
                                                                  ------------               ------------

TOTAL ASSETS                                                      $ 27,189,478               $ 26,874,494
                                                                  ============               ============

                 See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                                  December 31,               December 31,
                                                                          2000                       1999
                                                                  ------------               ------------
                                                                            (In thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts                           $  2,778,229               $  3,254,895
   Reserves for universal life insurance
     contracts                                                       1,832,667                  1,978,332
   Reserves for guaranteed investment
     contracts                                                         610,672                    305,570
   Payable to brokers for purchases of
     securities                                                          3,662                        139
   Income taxes currently payable                                          ---                     23,490
   Modified coinsurance deposit liability                               97,647                    140,757
   Other liabilities                                                   203,015                    249,224
                                                                  ------------               ------------

   Total reserves, payables and accrued
     liabilities                                                     5,525,892                  5,952,407
                                                                  ------------               ------------

Variable annuity liabilities related to
   separate accounts                                                20,393,820                 19,949,145
                                                                  ------------               ------------

Subordinated notes payable to affiliates                                55,119                     37,816
                                                                  ------------               ------------

Deferred income taxes                                                   85,978                        ---
                                                                  ------------               ------------

Shareholder's equity:
   Common stock                                                          3,511                      3,511
   Additional paid-in capital                                          493,010                    493,010
   Retained earnings                                                   697,730                    551,158
   Accumulated other comprehensive loss                                (65,582)                  (112,553)
                                                                  ------------               ------------

   Total shareholder's equity                                        1,128,669                    935,126
                                                                  ------------               ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                        $ 27,189,478               $ 26,874,494
                                                                  ============               ============

                 See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                               Years Ended December 31,
                                             --------------------------    Three Months Ended             Year Ended
                                                   2000            1999     December 31, 1998     September 30, 1998
                                             ----------      ----------     -----------------     ------------------
                                                                   (In thousands)
Investment income                            $  399,355      $  516,001             $  53,553              $ 218,793
                                             ----------      ----------             ---------              ---------

Interest expense on:
   Fixed annuity contracts                     (140,322)       (231,929)              (22,828)              (112,695)
   Universal life insurance
     contracts                                  (86,263)       (102,486)                  ---                    ---
   Guaranteed investment
     contracts                                  (34,124)        (19,649)               (3,980)               (17,787)
   Senior indebtedness                              ---            (199)                  (34)                (1,498)
   Subordinated notes payable
     to affiliates                               (4,144)         (3,474)                 (853)                (3,114)
                                             ----------      ----------             ---------              ---------

   Total interest expense                      (264,853)       (357,737)              (27,695)              (135,094)
                                             ----------      ----------             ---------              ---------

NET INVESTMENT INCOME                           134,502         158,264                25,858                 83,699
                                             ----------      ----------             ---------              ---------

NET REALIZED INVESTMENT
   GAINS (LOSSES)                               (15,177)        (19,620)                  271                 19,482
                                             ----------      ----------             ---------              ---------

Fee income:
   Variable annuity fees                        400,495         306,417                58,806                200,867
   Net retained commissions                      62,202          51,039                11,479                 48,561
   Asset management fees                         73,922          43,510                 8,068                 29,592
   Universal life insurance fees, net            20,258          28,932                   ---                    ---
   Surrender charges                             20,963          17,137                 3,239                  7,404
   Other fees                                    12,959           6,327                 1,738                  3,938
                                             ----------      ----------             ---------              ---------

TOTAL FEE INCOME                                590,799         453,362                83,330                290,362
                                             ----------      ----------             ---------              ---------

GENERAL AND ADMINISTRATIVE
   EXPENSES                                    (171,627)       (146,683)              (21,268)               (92,929)
                                             ----------      ----------             ---------              ---------

AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                           (158,007)       (116,840)              (27,070)               (72,713)
                                             ----------      ----------             ---------              ---------

ANNUAL COMMISSIONS                              (56,473)        (40,760)               (6,624)               (18,209)
                                             ----------      ----------             ---------              ---------

PRETAX INCOME                                   324,017         287,723                54,497                209,692
                                             ----------      ----------             ---------              ---------

Income tax expense                             (108,445)       (103,025)              (20,106)               (71,051)
                                             ----------      ----------             ---------              ---------

NET INCOME                                   $  215,572      $  184,698             $  34,391              $ 138,641
                                             ----------      ----------             ---------              ---------

                 See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                               Years Ended December 31,
                                             --------------------------    Three Months Ended             Year Ended
                                                   2000            1999     December 31, 1998     September 30, 1998
                                             ----------      ----------     -----------------     ------------------
                                                                   (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
   NET OF TAX:
     Net unrealized gains (losses) on debt
       and equity securities available for
       sale identified in the current period
       (net of income tax expense of $20,444
       and income tax benefit of $63,900,
       $5,517 and $2,168 for the years ended
       December 31, 2000 and 1999, the three
       months ended December 31, 1998 and the
       year ended September 30, 1998,
       respectively)                         $   37,968      $ (118,669)            $ (10,249)             $  (4,027)


     Less reclassification adjustment for
       net realized losses (gains) included
       in net income (net of income tax
       expense of $4,848, $4,165 and $116 and
       income tax benefit of $3,210 for the
       years ended December 31, 2000 and
       1999, the three months ended
       December 31, 1998 and the year ended
       September 30, 1998,
       respectively)                              9,003           7,735                   215                 (5,963)
                                             ----------      ----------             ---------              ---------

OTHER COMPREHENSIVE INCOME (LOSS)                46,971        (110,934)              (10,034)                (9,990)
                                             ----------      ----------             ---------              ---------

COMPREHENSIVE INCOME                         $  262,543      $   73,764             $  24,357              $ 128,651
                                             ==========      ==========             =========              =========

                 See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                               Years Ended December 31,
                                             --------------------------    Three Months Ended             Year Ended
                                                   2000            1999     December 31, 1998     September 30, 1998
                                             ----------      ----------     -----------------     ------------------
                                                                   (In thousands)
CASH FLOW FROM OPERATING
   ACTIVITIES:
   Net income                                $  215,572      $  184,698             $  34,391              $ 138,641
   Adjustment to reconcile net
     income to net cash provided
     by operating activities:
        Interest credited to:
          Fixed annuity contracts               140,322         231,929                22,828                112,695
          Universal life insurance
            contracts                            86,263         102,486                   ---                    ---
          Guaranteed investment
            contracts                            34,124          19,649                 3,980                 17,787
        Net realized investment
          losses (gains)                         15,177          19,620                  (271)               (19,482)
        Amortization (accretion) of
          net premiums (discounts)
          on investments                         (2,198)        (18,343)               (1,199)                   447
        Universal life insurance fees           (20,258)        (28,932)                  ---                    ---
        Amortization of goodwill                  1,455             776                   356                  1,422
        Provision for deferred
          income taxes                          114,127        (100,013)               15,945                 34,087
   Change in:
     Accrued investment income                    3,029           9,155                (1,512)                (4,649)
     Deferred acquisition costs                (204,077)       (208,228)              (34,328)              (160,926)
     Other assets                               (16,628)         (5,661)              (21,070)               (19,374)
     Income taxes currently
        receivable/payable                      (84,482)         12,367                16,992                (38,134)
     Other liabilities                          (12,520)         49,504                 5,617                 (2,248)
   Other, net                                    43,376          20,729                 5,510                 (5,599)
                                             ----------      ----------             ---------              ---------

NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                   313,282         289,736                47,239                 54,667
                                             ----------      ----------             ---------              ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
     Bonds, notes and redeemable
        preferred stocks                       (881,647)     (4,130,682)             (392,515)            (1,970,502)
     Mortgage loans                            (144,303)       (331,398)               (4,962)              (131,386)
     Other investments, excluding
        short-term investments                  (66,722)       (227,268)               (1,992)                   ---
   Sales of:
     Bonds, notes and redeemable
        preferred stocks                        468,221       2,660,931               265,039              1,602,079
     Other investments, excluding
        short-term investments                   60,538          65,395                   142                 42,458
   Redemptions and maturities of:
     Bonds, notes and redeemable
        preferred stocks                        429,347       1,274,764                37,290                424,393
     Mortgage loans                             136,277          46,760                 7,699                 80,515
     Other investments, excluding
        short-term investments                  122,195          21,256                   853                 67,213
   Cash and short-term investments
     acquired in coinsurance
     transaction with MBL Life
     Assurance Corporation                          ---             ---             3,083,211                    ---
   Net cash and short-term investments
     transferred from (to) affiliates
     in assumption with MBL Life
     Assurance Corporation                       (3,314)       (371,634)                  ---                    ---
                                             ----------      ----------             ---------              ---------

NET CASH PROVIDED (USED IN) BY
   INVESTING ACTIVITIES                         120,592        (991,876)            2,994,765                114,770
                                             ----------      ----------             ---------              ---------

                 See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                               Years Ended December 31,
                                             --------------------------    Three Months Ended             Year Ended
                                                   2000            1999     December 31, 1998     September 30, 1998
                                             ----------      ----------     -----------------     ------------------
                                                                   (In thousands)
CASH FLOWS FROM FINANCING
   ACTIVITIES:
   Premium receipts on:
     Fixed annuity contracts                $ 1,764,600     $ 2,016,851            $  351,616            $ 1,512,994
     Universal life insurance
        contracts                                58,738          78,864                   ---                    ---
     Guaranteed investment
        contracts                               350,000             ---                   ---                  5,619
   Net exchanges from the fixed
     accounts of variable annuity
     contracts                               (1,994,710)     (1,821,324)             (448,762)            (1,303,790)
   Withdrawal payments on:
     Fixed annuity contracts                   (320,778)     (2,232,374)              (41,554)              (191,690)
     Universal life insurance
        contracts                              (145,067)        (81,634)                  ---                    ---
     Guaranteed investment
        contracts                               (78,312)        (19,742)               (3,797)               (36,313)
   Claims and annuity payments on:
     Fixed annuity contracts                   (114,761)        (46,578)               (9,333)               (40,589)
     Universal life insurance
        contracts                              (118,302)       (158,043)                  ---                    ---
   Net receipts from (repayments
     of) other short-term
     financings                                 (33,689)       (129,512)                9,545                (10,944)
   Net receipt (payment) related
     to a modified coinsurance
     transaction                                (43,110)        140,757              (170,436)               166,631
   Net receipts from issuances of
     subordinated notes payable
     to affiliate                                17,303             ---               170,436                    ---
   Change in capital                                ---         114,336                70,000                    ---
   Dividends paid to Parent                     (69,000)            ---                   ---                (51,200)
                                            -----------     -----------            ----------            -----------

NET CASH PROVIDED (USED IN) BY
   FINANCING ACTIVITIES                        (727,088)     (2,138,399)              (72,285)                50,718
                                            -----------     -----------            ----------            -----------

NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS                  (293,214)     (2,840,539)            2,969,719                220,155

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                       462,915       3,303,454               333,735                113,580
                                            -----------     -----------            ----------            -----------

CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                         $   169,701     $   462,915            $3,303,454            $   333,735
                                            ===========     ===========            ==========            ===========

SUPPLEMENTAL CASH FLOW
   INFORMATION:

   Interest paid on indebtedness            $     1,841     $     3,787            $    1,169            $     3,912
                                            ===========     ===========            ==========            ===========

   Net income taxes paid (refunded)
        to Parent                           $    78,796     $   190,126            $  (12,302)           $    74,932
                                            ===========     ===========            ==========            ===========

                 See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   NATURE OF OPERATIONS

     Anchor National Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is an Arizona-domiciled life insurance company which conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations consist of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and guaranteed investment contracts ("GICs"). Asset management operations, which include the distribution and management of mutual funds, are conducted by SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), the Company's registered investment advisor and wholly owned subsidiary and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). Broker-dealer operations involve the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc. ("Royal"), a wholly owned subsidiary of the Company.

     The Company is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland Corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the date of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware Corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. ("SunAmerica").

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain items have been reclassified to conform to the current period's presentation.

     Under generally accepted accounting principles, premiums collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholders liabilities upon receipt.

     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reports in the financial statements and the accompanying notes. Actual results could differ from those estimates.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is valued at market. Limited partnerships are accounted for by the cost method of accounting. Real estate is carried at cost, reduced by impairment provisions. Common stock is carried at fair value. Other invested assets include collateralized bond obligations and investments in mutual funds for the Company's asset management operations.

     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability. Upon adoption of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended by SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, and related implementation guidance, the Company will be required to mark all swap agreements to market as of January 1, 2001 (see "Recently Issued Accounting Standards"). Such adjustment is not anticipated to be material to the shareholder's equity of the Company.

     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net unrealized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $362,085,000 and $312,764,000 for the years ended December 31, 2000 and 1999, respectively.

     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been increased by $21,800,000 and $29,400,000 at December 31, 2000 and 1999, respectively, for this adjustment.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

     GOODWILL: Goodwill, amounted to $21,604,000 (including accumulated amortization of $18,101,000) and $22,206,000 (including accumulated amortization of $16,350,000) at December 31, 2000 and 1999 respectively. Goodwill is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees). Contractholder reserves for universal life insurance contracts are equal to the policyholder account values before surrender charges.

     MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 8 is recorded as a deposit liability. Premiums from the reinsured business is allocated to pay down the liability pursuant to a repayment schedule.

     FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

     INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). The Company has reviewed and continues to review the effect of the implementation of SFAS 133, as amended by SFAS 138 and related implementation guidance. This statement requires the Company to recognize all derivatives in the consolidated balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and, to the extent it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133, and now will be effective for the Company as of January 1, 2001. Because of the Company's minimal use of derivatives, management does not anticipate that the new statement will have a significant effect on either the earnings or the financial position of the Company.

3.   FISCAL YEAR CHANGE

     Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the consolidated financial statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The consolidated financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

     Results for the comparable prior year period are summarized below.

                                                                        Three Months Ended
                                                                         December 31, 1997
                                                                         -----------------
                                                                         (In thousands)
     Investment income                                                            $ 59,062

     Net investment income                                                          25,689

     Net realized investment gains                                                  20,935

     Total fee income                                                               63,984

     Pretax income                                                                  67,654

     Net income                                                                   $ 44,348
                                                                                  ========

4.   ACQUISITION

     On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.   ACQUISITION (Continued)

     Assurance Corporation ("MBL Life") (the "Acquisition"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. The excess of the purchase price over the fair value of net assets received amounted to $92,687,000 at December 31, 2000, after adjustment for the transfer of the New York business to FSA (see below), and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet. The income statements for the years ended December 31, 2000 and 1999 include the impact of the Acquisition. On a pro forma basis, assuming the Acquisition had been consummated on October 1, 1997, the beginning of the prior-year periods discussed herein, investment income would have been $514,433,000 and net income would have been $162,555,000 for the year ended September 30, 1998.

     Included in the block of business acquired from MBL Life were policies whose owners are residents of New York State ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company's New York affiliate, FSA, via an assumption reinsurance agreement, and the remainder of the business converted to assumption reinsurance in the Company, which superseded the coinsurance agreement. As part of this transfer, invested assets equal to $678,272,000, life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were transferred to FSA.

     The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

     As part of the Acquisition, the Company received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Of this amount, the Company was required to transfer $20,055,000 to the Parent for enhancements on policies which customers elected to convert to fixed annuity policies of the Parent. Included in the Company's reserves transferred to FSA in 1999 were $34,657,000 of such policy enhancement reserves. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to the Company by FSA. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Pursuant to the agreement, the enhancements were scheduled to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.   ACQUISITION (Continued)

     30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due on January 1, 2000 amounted to $58,329,000 and was either credited to the accounts of the policyholders or paid as benefits through withdrawals or accelerated death benefits during 2000. On December 31, 2000, the enhancement reserve for such payments totaled $162,653,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.   INVESTMENTS

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                      Amortized                  Estimated
                                                           Cost                 Fair Value
                                                      ---------                 ----------
                                                               (In thousands)
     AT DECEMBER 31, 2000:

     Securities of the United States
       Government                                    $   19,164                 $   18,868
     Mortgage-backed securities                       1,651,581                  1,636,304
     Securities of public utilities                     154,076                    151,209
     Corporate bonds and notes                        1,426,845                  1,329,001
     Redeemable preferred stocks                          1,375                      1,375
     Other debt securities                              877,529                    871,145
                                                     ----------                 ----------

       Total                                         $4,130,570                 $4,007,902
                                                     ==========                 ==========

     AT DECEMBER 31, 1999:

     Securities of the United States
       Government                                    $   24,688                 $   22,884
     Mortgage-backed securities                       1,505,729                  1,412,134
     Securities of public utilities                     114,933                    107,596
     Corporate bonds and notes                        1,676,006                  1,596,469
     Redeemable preferred stocks                          4,375                      4,547
     Other debt securities                              829,997                    809,539
                                                     ----------                 ----------

       Total                                         $4,155,728                 $3,953,169
                                                     ==========                 ==========

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of December 31, 2000, follow:

                                                      Amortized                  Estimated
                                                           Cost                 Fair Value
                                                      ---------                 ----------
                                                               (In thousands)
     Due in one year or less                         $   66,156                 $   64,269
     Due after one year through
       five years                                       805,277                    795,040
     Due after five years through
       ten years                                      1,023,591                    938,495
     Due after ten years                                583,965                    573,794
     Mortgage-backed securities                       1,651,581                  1,636,304
                                                     ----------                 ----------

       Total                                         $4,130,570                 $4,007,902
                                                     ==========                 ==========

     Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.   INVESTMENTS (Continued)

     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                Gross                Gross
                                                           Unrealized           Unrealized
                                                                Gains               Losses
                                                           ----------           ----------
                                                                 (In thousands)
     AT DECEMBER 31, 2000:

     Securities of the United States
       Government                                             $    17            $     (313)
     Mortgage-backed securities                                10,000               (25,277)
     Securities of public utilities                               267                (3,134)
     Corporate bonds and notes                                 12,682              (110,526)
     Other debt securities                                     11,482               (17,866)
                                                              -------            ----------

       Total                                                  $34,448            $ (157,116)
                                                              =======            ==========

     AT DECEMBER 31, 1999:

     Securities of the United States
       Government                                             $    47            $   (1,852)
     Mortgage-backed securities                                 3,238               (96,832)
     Securities of public utilities                                13                (7,350)
     Corporate bonds and notes                                 10,222               (89,758)
     Redeemable preferred stocks                                  172                   ---
     Other debt securities                                      4,275               (24,734)
                                                              -------            ----------

       Total                                                  $17,967            $ (220,526)
                                                              =======            ==========

     Gross unrealized gains on equity securities available for sale aggregated $18,000 at December 31, 2000. Gross unrealized losses on equity securities available for sale aggregated $45,000 at December 31, 2000. There were no unrealized gains or losses on equity securities available for sale at December 31, 1999.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.   INVESTMENTS (Continued)

     Gross realized investment gains and losses on sales of investments are as follows:

                                      Years Ended December 31,
                                    --------------------------       Three Months Ended             Year Ended
                                          2000            1999        December 31, 1998     September 30, 1998
                                    --------------------------        -----------------     ------------------
                                                           (In thousands)
     BONDS, NOTES AND
       REDEEMABLE PREFERRED
       STOCKS:
       Realized gains               $   9,608        $  8,333                   $ 6,669               $ 28,086
       Realized losses                 (5,573)        (26,113)                   (5,324)                (4,627)

     MORTGAGE LOANS:
       Realized losses                   (276)            ---                       ---                    ---

     COMMON STOCKS:
       Realized gains                     610           4,239                        12                    337
       Realized losses                    ---             (11)                       (9)                   ---

     OTHER INVESTMENTS:
       Realized gains                   1,091             ---                       573                  8,824

     IMPAIRMENT WRITEDOWNS            (20,637)         (6,068)                   (1,650)               (13,138)
                                    ---------        --------                   -------               --------


     Total net realized
       investment gains
       (losses)                     $ (15,177)       $(19,620)                  $   271               $ 19,482
                                    =========        ========                   =======               ========

     The sources and related amounts of investment income are as follows:

                                      Years Ended December 31,
                                    --------------------------       Three Months Ended             Year Ended
                                          2000            1999        December 31, 1998     September 30, 1998
                                    --------------------------        -----------------     ------------------
                                                           (In thousands)
     Short-term investments          $ 21,683        $ 61,764                  $  4,649               $ 12,524
     Bonds, notes and
       redeemable preferred
       stocks                         290,157         348,373                    39,660                156,140
     Mortgage loans                    60,608          47,480                     7,904                 29,996
     Common stocks                        ---               7                       ---                     34
     Real estate                          121            (525)                       13                   (467)
     Partnerships                       7,031           6,631                       352                 24,311
     Other invested assets             26,868          58,223                     1,700                   (572)


     Less: investment expenses         (7,113)         (5,952)                     (725)                (3,173)
                                     --------        --------                  --------               --------

       Total investment
          income                     $399,355        $516,001                  $ 53,553               $218,793
                                     ========        ========                  ========               ========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.      INVESTMENTS (Continued)

At December 31, 2000, no investments exceeded 10% of the Company's consolidated shareholder's equity.

At December 31, 2000, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 33% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 10% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

At December 31, 2000, bonds, notes and redeemable preferred stocks included $267,891,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 2000.

At December 31, 2000, the carrying value of investments in default as to the payment of principal or interest was $3,563,000 of bonds which approximates its estimated fair value.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 2000, the Company had one outstanding asset Swap Agreement with a notional principal amount of $97,000,000 and one outstanding liability Swap Agreement with a notional principal amount of $28,688,000. The asset Swap Agreement was entered into in May 2000 and matures in June 2002. The liability Swap Agreement was entered into in December 1996 and matures in December 2024. The interest income on the asset Swap Agreement is included in Investment Income in the income statement, while the interest paid on the liability Swap Agreement is included in Interest Expense on Guaranteed Investment Contracts in the income statement. The net interest income (paid) amounted to $43,000 for the year ended December 31, 2000, $(215,000) for the year ended December 31, 1999, $(54,000)
for the three months ended December 31, 1998 and $(278,000) for the year ended September 30, 1998.

At December 31, 2000, $8,955,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.   FAIR VALUE OF FINANCIAL STATEMENTS

     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

     SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     POLICY LOANS: Carrying value is considered to be a reasonable estimate of fair value.

     PARTNERSHIPS: Fair value of partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.   FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

     VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

     RECEIVABLE FROM/PAYABLE TO BROKERS FOR SALES/PURCHASES OF SECURITIES: Such amounts represent transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

     VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

     SUBORDINATED NOTES PAYABLE TO AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.   FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

     The estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 compared with their respective carrying values, are as follows:

                                                             Carrying                 Fair
                                                                Value                Value
                                                         ------------         ------------
                                                              (In thousands)
     DECEMBER 31, 2000:

     ASSETS:
       Cash and short-term investments                    $   169,701          $   169,701
       Bonds, notes and redeemable
          preferred stocks                                  4,007,902            4,007,902
       Mortgage loans                                         684,174              711,543
       Policy loans                                           244,436              244,436
       Separate account seed money                            104,678              104,678
       Common stocks                                              974                  974
       Partnerships                                             8,216                9,915
       Variable annuity assets held in
          separate accounts                                20,393,820           20,393,820
       Receivable from brokers for sales
          of securities                                            15                   15

     LIABILITIES:
       Reserves for fixed annuity contracts                 2,778,229            2,618,719
       Reserves for guaranteed investment
          contracts                                           610,672              610,672
       Payable to brokers for purchases of
          securities                                            3,662                3,662
       Variable annuity liabilities related
          to separate accounts                             20,393,820           20,393,820
       Subordinated notes payable to
          affiliates                                      $    55,119          $    57,774

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.   FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

                                                             Carrying                 Fair
                                                                Value                Value
                                                         ------------         ------------
                                                              (In thousands)
     DECEMBER 31, 1999:

     ASSETS:
       Cash and short-term investments                     $  462,915           $  462,915
       Bonds, notes and redeemable
          preferred stocks                                  3,953,169            3,953,169
       Mortgage loans                                         674,679              673,781
       Policy loans                                           260,066              260,066
       Separate account seed money                            144,231              144,231
       Common stocks                                              ---                  ---
       Partnerships                                             4,009                9,114
       Variable annuity assets held in
          separate accounts                                19,949,145           19,949,145
       Receivable from brokers for sales
          of securities                                        54,760               54,760

     LIABILITIES:
       Reserves for fixed annuity contracts                 3,254,895            3,053,660
       Reserves for guaranteed investment
          contracts                                           305,570              305,570
       Payable to brokers for purchases of
          securities                                              139                  139
       Variable annuity liabilities related
          to separate accounts                             19,949,145           19,949,145
       Subordinated notes payable to
          affiliates                                       $   37,816           $   38,643

7.   SUBORDINATED NOTES PAYABLE TO AFFILIATES

     Subordinated notes (including accrued interest of $2,659,000) payable to affiliates totaled $55,119,000 at interest rates ranging from 8% to 9.5% at December 31, 2000, and require principal payments of $3,000,000 in 2001, $29,060,000 in 2002 and $20,400,000 in 2003.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.   REINSURANCE

     The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference. This exposure was reinsured on approximately 26% of the reserves as of December 31, 2000. The Company does not expect its obligations under these guarantees to have a material impact on the Company's financial condition or results of operations.

     Certain of the Company's variable annuities provide for a Guaranteed Minimum Income Benefit in the form of guaranteed benefit payout upon annuitization. All of the annuitization benefit at risk has been reinsured as of December 31, 2000.

     The business which was assumed from MBL Life as part of the Acquisition is subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2000, a total reserve credit of $4,160,000 was taken against the life insurance reserves. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

     On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. The transaction is accounted for as reinsurance for statutory reporting purposes. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. The cost of this program, which amounted to $12,026,000 for the year ended December 31, 2000 and $3,621,000 for the year ended December 31, 1999, is classified as General and Administrative Expenses in the Consolidated Statement of Income.

     On August 11, 1998, the Company entered into a similar modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands Stock life insurance company, effective December 31, 1997. As

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.   REINSURANCE (Continued)

     a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities. As payments were made to the reinsurer, the reduction of DAC was relieved. Certain expenses related to this transaction were charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement was not material.

     On December 31, 1998, the Company recaptured this business. As part of this recapture, the Company paid cash of $170,436,000 and recorded an increase in DAC of $167,202,000 with the balance of $3,234,000 being recorded as DAC amortization in the income statement.

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has entered into six agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2000 is $925,000,000. Related to each of these agreements are participation agreements with the Company's Parent, under which the Parent will share in $460,100,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Management does not anticipate any material future losses with respect to these commitments.

     In the ordinary course of business, the Company is obligated to purchase approximately $86,000,000 of asset backed securities as of December 31, 2000.

     The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations or cash flows.

     The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

     The Company's current financial strength rating from Moody's is based

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

     in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the support agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

     American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2000 and 1999, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                      Years Ended December 31,
                                    --------------------------       Three Months Ended             Year Ended
                                          2000            1999        December 31, 1998     September 30, 1998
                                    --------------------------        -----------------     ------------------
                                                           (In thousands)
     ADDITIONAL PAID-IN
       CAPITAL:
       Beginning balances           $ 493,010       $ 378,674                 $ 308,674              $ 308,674
       Reclassification of
          Note by the Parent              ---         170,436                       ---                    ---
       Return of capital                  ---        (170,500)                      ---                    ---
       Capital contributions
          received                        ---         114,250                    70,000                    ---
       Contribution of
          partnership
          investment                      ---             150                       ---                    ---
                                    ---------       ---------                 ---------              ---------

     Ending balances                $ 493,010       $ 493,010                 $ 378,674              $ 308,674
                                    =========       =========                 =========              =========

     RETAINED EARNINGS:
       Beginning balances           $ 551,158       $ 366,460                  $332,069              $ 244,628
       Net income                     215,572         184,698                    34,391                138,641
       Dividends paid                 (69,000)            ---                       ---                (51,200)
                                    ---------       ---------                 ---------              ---------

     Ending balances                $ 697,730       $ 551,158                 $ 366,460              $ 332,069
                                    =========       =========                 =========              =========

     ACCUMULATED OTHER
       COMPREHENSIVE INCOME
       (LOSS):
          Beginning balances        $(112,553)      $  (1,619)                $   8,415              $  18,405
          Change in net
             unrealized gains
             (losses) on debt
             securities
             available for sale        79,891        (198,659)                  (23,791)               (23,818)
          Change in net
             unrealized gains
             (losses) on equity
             securities
             available for sale           (27)            (10)                      (44)                  (950)
          Change in adjustment
             to deferred
             acquisition costs         (7,600)         28,000                     8,400                  9,400
          Tax effects of net
             changes                  (25,293)         59,735                     5,401                  5,378
                                    ----------      ---------                  --------               --------

     Ending balances                $ (65,582)      $(112,553)                 $ (1,619)              $  8,415
                                    =========       =========                  ========               ========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.  SHAREHOLDER'S EQUITY (Continued)

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations less equity in undistributed income or loss of subsidiaries included in net investment income if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Dividends of $69,000,000 and $51,200,000 were paid on March 1, 2000 and June 4, 1998, respectively. No dividends were paid in the year ended December 31, 1999 or the three months ended December 31, 1998.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2000 and 1999 was approximately $168,367,000 and $261,539,000, respectively. The statutory net loss for the year ended December 31, 1998 was $98,766,000. The Company's statutory capital and surplus totaled approximately $719,946,000 at December 31, 2000 and $694,621,000 at
     December 31, 1999.

     In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification") which replaced the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting, effective January 1, 2001. Codification changes prescribed statutory accounting practices and will result in changes to the accounting practices that the company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Arizona. The impact of Codification on the Company's statutory surplus has not yet been determined.

     On June 30, 1999, the Parent cancelled the Company's surplus note payable of $170,436,000 and funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet. On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999 and October 25, 1999, the Parent contributed additional capital to the Company in the amounts of $54,250,000 and $60,000,000, respectively. Also on December 31, 1999, the Parent made a $150,000 contribution of partnership investments to the Company.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.  INCOME TAXES

     The components of the provisions for federal income taxes on pretax income consist of the following:

                                           Net Realized
                                             Investment
                                          Gains (Losses)    Operations              Total
                                          -------------    ------------     -------------
                                                          (In thousands)
     YEAR ENDED DECEMBER 31, 2000:

     Currently payable                         $  2,791        $ (8,473)        $  (5,682)
     Deferred                                    (8,103)        122,230           114,127
                                               --------        --------         ---------

     Total income tax expense                  $ (5,312)       $113,757         $ 108,445
                                               =========       ========         =========

     YEAR ENDED DECEMBER 31, 1999:

     Currently payable                         $  6,846        $196,192         $ 203,038
     Deferred                                   (13,713)        (86,300)         (100,013)
                                               --------        --------         ---------

       Total income tax expense
         (benefit)                             $ (6,867)       $109,892         $ 103,025
                                               ========        ========         =========

     THREE MONTHS ENDED
     DECEMBER 31, 1998:

     Currently payable                         $    740        $  3,421         $   4,161
     Deferred                                      (620)         16,565            15,945
                                               --------        --------         ---------

       Total income tax expense                $    120        $ 19,986         $  20,106
                                               ========        ========         =========

     YEAR ENDED SEPTEMBER 30, 1998:

     Currently payable                         $  4,221        $ 32,743         $  36,964
     Deferred                                      (550)         34,637            34,087
                                               --------        --------         ---------

       Total income tax expense                $  3,671        $ 67,380         $  71,051
                                               ========        ========         =========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.  INCOME TAXES (Continued)

     Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                       Years Ended December 31,
                                     --------------------------      Three Months Ended             Year Ended
                                            2000           1999       December 31, 1998     September 30, 1998
                                     -----------    -----------      ------------------     ------------------
                                                              (In thousands)
     Amount computed at
       statutory rate                   $113,406       $100,703                $ 19,074               $ 73,392
     Increases (decreases)
       resulting from:
          Amortization of
             differences between
             book and tax bases
             of net assets
             acquired                        597            609                     146                    460
          State income taxes,
             net of federal tax
             benefit                       9,718          7,231                   1,183                  5,530
          Dividends-received
             deduction                   (10,900)        (3,618)                   (345)                (7,254)
          Tax credits                     (2,382)        (1,346)                                        (1,296)
          Other, net                      (1,994)          (554)                     48                    219
                                        --------       --------                --------               --------

          Total income tax
             expense                    $108,445       $103,025                $ 20,106               $ 71,051
                                        ========       ========                ========               ========

     For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 2000. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.  INCOME TAXES (Continued)

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                       December 31,            December 31,
                                                               2000                    1999
                                                       ------------            ------------
                                                                   (In thousands)
     DEFERRED TAX LIABILITIES:
     Investments                                       $     18,738             $    23,208
     Deferred acquisition costs                             317,995                 272,697
     State income taxes                                       9,640                   5,203
     Other liabilities                                       55,101                  18,658
                                                       ------------             -----------
     Total deferred tax liabilities                         401,474                 319,766
                                                       ------------             -----------

     DEFERRED TAX ASSETS:
     Contractholder reserves                               (247,591)               (261,781)
     Guaranty fund assessments                               (3,610)                 (2,454)
     Deferred income                                        (28,982)                (48,371)
     Net unrealized losses on debt and equity
       securities available for sale                        (35,313)                (60,605)
                                                       ------------             -----------
     Total deferred tax assets                             (315,496)               (373,211)
                                                       ------------             -----------
     Deferred income taxes                             $     85,978             $   (53,445)
                                                       ============             ===========

12.  RELATED-PARTY MATTERS

     The Company pays commissions to five affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $44,584,000 in the year ended December 31, 2000, $37,435,000 in the year ended December 31, 1999, $6,977,000 in the three months ended December 31, 1998 and $32,946,000 in the year ended September 30, 1998. These broker-dealers, when combined with the Company's wholly owned broker-dealer, distribute a significant portion of the Company's products, amounting to approximately 33.8%, 35.6%, 35.6% and 33.6% of premiums for each of the respective periods.

     The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $132,034,000 for the year ended December 31, 2000, $105,059,000 for the year ended December 31, 1999, $21,593,000 for the three months ended December 31, 1998 and $84,975,000 for the year ended September 30, 1998. The marketing component of such costs during these periods amounted to $61,954,000, $53,385,000, $9,906,000 and $39,482,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.  RELATED-PARTY MATTERS (Continued)

     At December 31, 2000, the Company held no investments issued by any of its affiliates. At December 31, 1999, the Company held bonds with a fair value of $50,000 which were issued by its affiliate, International Lease Finance Corp. The amortized cost of these bonds is equal to the fair value.

     During the year ended December 31, 2000, FSA transferred $16,741,000 of cash to the Company related to policy enhancements of the New York Business from the Acquisition (see Note 4).

     During the year ended December 31, 2000, the Company transferred $20,055,000 of cash to the Parent as a result of policy enhancements granted to annuity policyholders who converted their MBL Life policies to policies of the Parent (see Note 4).

     During the year ended December 31, 2000, the Company sold various invested assets from the Parent for cash equal to their current market value of $6,362,000.

     During the year ended December 31, 1999, the Company transferred short-term investments and bonds to FSA with an aggregate fair value of $634,596,000 as part of the transfer of the New York Business from the Acquisition (See
     Note 4). The Company recorded a net realized loss of $5,144,000 on the transfer of these assets.

     During the year ended December 31, 1999, the Company purchased certain invested assets from SunAmerica for cash equal to their current market value of $161,159,000.

     During the year ended September 30, 1998, the Company sold various invested assets to SunAmerica for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

     During the year ended September 30, 1998, the Company purchased certain invested assets from SunAmerica, the Parent and CalAmerica Life Insurance Company, a wholly-owned subsidiary of the Parent that has since merged into the Parent, for cash equal to their current market value which aggregated $20,666,000, $10,468,000 and $61,000, respectively.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.  BUSINESS SEGMENTS

     The Company has three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2 - Summary of Significant Accounting Policies. The Company evaluates performance and allocates reserves based on profit or loss from operations before income taxes. There were no intersegment revenues during all periods presented. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the annuity operations segment and allocates depreciation of such assets to the annuity operations segment.

     Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 16.9% of sales in the year ended December 31, 2000, 12.0% of sales in the year ended December 31, 1999, 14.7% in the three months ended December 31, 1998 and 16.8% in the year ended September 30, 1998. No other independent selling organization was responsible for 10% of sales for any such period. There was no single independent selling organization that accounted for 10% of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives do not compose a material percentage of total revenues in the broker-dealer operations.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.  BUSINESS SEGMENTS (Continued)

     Summarized data for the Company's business segments follow:

                                                               Asset             Broker-
                                            Annuity          Management          Dealer
                                          Operations         Operations         Operations             Total
                                         -----------        -----------         ----------          -----------
                                                                      (In thousands)
     YEAR ENDED
     DECEMBER 31, 2000:

     Investment income                   $   388,368        $     9,800         $    1,187          $   399,355
     Interest expense                       (260,709)            (3,784)              (360)            (264,853)
                                         -----------        -----------         ----------          -----------

     Net investment income                   127,659              6,016                827              134,502

     Net realized investment
       losses                                (15,177)               ---                ---              (15,177)

     Total fee income                        430,489             99,567             60,743              590,799

     General and
       administrative expenses               (95,303)           (44,266)           (32,058)            (171,627)

     Amortization of deferred               (125,035)           (32,972)               ---             (158,007)
       acquisition costs

     Annual commissions                      (56,473)               ---                ---              (56,473)
                                         -----------        -----------         ----------          -----------

     Pretax income                       $   266,160        $    28,345         $   29,512             $324,017
                                         ===========        ===========         ==========          ===========


     Total assets                        $26,908,888        $   199,075         $   81,515          $27,189,478
                                         ===========        ===========         ==========          ===========

     Expenditures for long-
       lived assets                      $       ---        $       454         $    1,600          $     2,054
                                         ===========        ===========         ==========          ===========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.  BUSINESS SEGMENTS (Continued)

                                                                Asset            Broker-
                                              Annuity         Management         Dealer
                                            Operations        Operations        Operations             Total
                                           -----------       -----------        ----------          -----------
                                                                      (In thousands)
     YEAR ENDED
     DECEMBER 31, 1999:

     Investment income                     $   505,962        $    9,072         $     967          $   516,001
     Interest expense                         (354,263)           (3,085)             (389)            (357,737)
                                           -----------        ----------         ---------          -----------

     Net investment income                     151,699             5,987               578              158,264

     Net realized investment
       losses                                  (19,620)              ---               ---              (19,620)

     Total fee income                          349,066            55,885            48,411              453,362

     General and
       administrative expenses                 (93,449)          (24,856)          (28,378)            (146,683)

     Amortization of deferred
       acquisition costs                       (94,910)          (21,930)              ---             (116,840)

     Annual commissions                        (40,760)              ---               ---              (40,760)
                                           -----------        ----------         ---------          -----------

     Pretax income                         $   252,026        $   15,086         $  20,611          $   287,723
                                           ===========        ==========         =========          ===========


     Total assets                          $26,649,310        $  150,966         $  74,218          $26,874,494
                                           ===========        ==========         =========          ===========

     Expenditures for long-
       lived assets                        $       ---        $    2,271         $   2,728          $     4,999
                                           ===========        ==========         =========          ===========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.  BUSINESS SEGMENTS (Continued)

                                                                 Asset           Broker-
                                                Annuity        Management        Dealer
                                              Operations       Operations       Operations            Total
                                             -----------      -----------       ----------         -----------
                                                                      (In thousands)
     THREE MONTHS ENDED
     DECEMBER 31, 1998:

     Investment income                       $    52,424       $      971       $      158         $    53,553
     Interest expense                            (26,842)            (752)            (101)            (27,695)
                                             -----------       ----------       ----------         -----------

     Net investment income                        25,582              219               57              25,858

     Net realized investment
       gains (losses)                               (238)             509              ---                 271
     Total fee income                             60,876           11,333           11,121              83,330
     General and
       administrative expenses                    (9,363)          (5,171)          (6,734)            (21,268)

     Amortization of deferred
       acquisition costs                         (23,111)          (3,959)             ---             (27,070)

     Annual commissions                           (6,624)             ---              ---              (6,624)
                                             -----------       ----------       ----------         -----------

     Pretax income                           $    47,122       $    2,931       $    4,444         $    54,497
                                             ===========       ==========       ==========         ===========


     Total assets                            $22,982,323       $  104,473       $   59,537         $23,146,333
                                             ===========       ==========       ==========         ===========

     Expenditures for long-
       lived assets                          $       ---       $      308       $    1,005         $     1,313
                                             ===========       ==========       ==========         ===========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.  BUSINESS SEGMENTS (Continued)

                                                                 Asset           Broker-
                                                Annuity        Management        Dealer
                                              Operations       Operations       Operations            Total
                                             -----------      -----------       ----------         -----------
                                                                      (In thousands)
     YEAR ENDED
     SEPTEMBER 30, 1998:

     Investment income                       $   214,871      $     2,839       $    1,083         $   218,793
     Interest expense                           (131,980)          (2,709)            (405)           (135,094)
                                             -----------      -----------       ----------         -----------


     Net investment income                        82,891              130              678              83,699

     Net realized investment
       gains (losses)                             19,615             (133)             ---              19,482

     Total fee income                            207,450           36,632           46,280             290,362

     General and
       administrative expenses                   (49,732)         (18,640)         (24,557)            (92,929)

     Amortization of deferred
       acquisition costs                         (58,833)         (13,880)             ---             (72,713)

     Annual commissions                          (18,209)             ---              ---             (18,209)
                                             -----------      -----------       ----------         -----------

     Pretax income                           $   183,182      $     4,109       $   22,401         $   209,692
                                             ===========      ===========       ==========         ===========


     Total assets                            $14,389,922      $   104,476       $   55,870         $14,550,268
                                             ===========      ===========       ==========         ===========

     Expenditures for long-
       lived assets                          $       ---      $       205       $    5,289         $     5,494
                                             ===========      ===========       ==========         ===========

                         VARIABLE ANNUITY ACCOUNT FIVE
           (PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                              FINANCIAL STATEMENTS
                       APRIL 30, 2000 AND MARCH 31, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Five (Portion Relating to the SEASONS SELECT Variable Annuity)

In our opinion, the accompanying statements of net assets, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five (Portion Relating to the SEASONS SELECT Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at April 30, 2000 and March 31, 2000, the results of their operations for the one month ended April 30, 2000 and for the fiscal year ended March 31, 2000, and the changes in their net assets for the one month ended April 30, 2000, for the fiscal year ended March 31, 2000, and for the period from inception to March 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at April 30, 2000 and March 31, 2000 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Los Angeles, California
June 19, 2000

                                                                ----------------

----------------

VARIABLE ANNUITY ACCOUNT FIVE
(PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
OF
ANCHOR NATIONAL LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS
APRIL 30, 2000


                                         MODERATE     BALANCED    CONSERVATIVE   LARGE CAP   LARGE CAP
                             GROWTH       GROWTH       GROWTH        GROWTH       GROWTH     COMPOSITE
                            STRATEGY     STRATEGY     STRATEGY      STRATEGY     PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Seasons
    Series Trust, at
    market value.........  $40,561,635  $34,070,875  $18,876,478  $10,303,489   $17,180,132  $4,667,134
Liabilities..............            0            0            0            0             0           0
                           ----------------------------------------------------------------------------
Net Assets...............  $40,561,635  $34,070,875  $18,876,478  $10,303,489   $17,180,132  $4,667,134
                           ============================================================================
Accumulation units
  outstanding............    2,003,745    1,830,368    1,171,652      710,838     1,235,456     380,907
                           ============================================================================
SELECT 140:
  Net Assets.............  $37,883,793  $32,778,665  $17,108,625  $ 9,119,646   $16,199,910  $4,452,080
  Accumulation units
    outstanding..........    1,871,300    1,760,865    1,061,795      629,067     1,158,071     361,941
  Unit value of
    accumulation units...  $     20.24  $     18.62  $     16.11  $     14.50   $     13.99  $    12.30
SELECT 152:
  Net Assets.............  $ 2,677,842  $ 1,292,210  $ 1,767,853  $ 1,183,843   $   980,222  $  215,054
  Accumulation units
    outstanding..........      132,445       69,503      109,857       81,771        77,385      18,966
  Unit value of
    accumulation units...  $     20.22  $     18.59  $     16.09  $     14.48   $     12.67  $    11.34


See accompanying notes to financial statements.

----------------
2

                           LARGE CAP     MID CAP     MID CAP                INTERNATIONAL  DIVERSIFIED      CASH
                             VALUE       GROWTH       VALUE     SMALL CAP      EQUITY      FIXED INCOME  MANAGEMENT
                           PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO      TOTAL
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Seasons
    Series Trust, at
    market value.........  $6,278,480  $10,856,760  $3,914,164  $6,957,249   $5,074,441     $5,245,985   $2,717,232  $166,704,054
Liabilities..............          0             0           0          0             0              0           0              0
                           ------------------------------------------------------------------------------------------------------
Net Assets...............  $6,278,480  $10,856,760  $3,914,164  $6,957,249   $5,074,441     $5,245,985   $2,717,232  $166,704,054
                           ======================================================================================================
Accumulation units
  outstanding............    582,554       647,256     351,859    514,153       408,847        527,106     262,488
                           ======================================================================================================
SELECT 140:
  Net Assets.............  $6,163,983  $10,314,065  $3,543,953  $6,527,140   $4,796,358     $5,114,512   $2,439,525
  Accumulation units
    outstanding..........    571,490       612,249     318,151    481,239       384,946        513,721     235,608
  Unit value of
    accumulation units...  $   10.79   $     16.85  $    11.14  $   13.56    $    12.46     $     9.96   $   10.35
SELECT 152:
  Net Assets.............  $ 114,497   $   542,695  $  370,211  $ 430,109    $  278,083     $  131,473   $ 277,707
  Accumulation units
    outstanding..........     11,064        35,007      33,708     32,914        23,901         13,385      26,880
  Unit value of
    accumulation units...  $   10.35   $     15.50  $    10.98  $   13.07    $    11.63     $     9.82   $   10.33


See accompanying notes to financial statements.

                                                                ----------------

----------------

VARIABLE ANNUITY ACCOUNT FIVE
(PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
OF
ANCHOR NATIONAL LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS
MARCH 31, 2000


                                         MODERATE     BALANCED    CONSERVATIVE   LARGE CAP   LARGE CAP
                             GROWTH       GROWTH       GROWTH        GROWTH       GROWTH     COMPOSITE
                            STRATEGY     STRATEGY     STRATEGY      STRATEGY     PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Seasons
    Series Trust, at
    market value.........  $37,896,647  $31,415,401  $18,421,809  $10,432,593   $16,611,415  $4,284,975
Liabilities..............            0            0            0            0             0           0
                           ----------------------------------------------------------------------------
Net Assets...............  $37,896,647  $31,415,401  $18,421,809  $10,432,593   $16,611,415  $4,284,975
                           ============================================================================
Accumulation units
  outstanding............    1,779,711    1,612,411    1,104,855      700,781     1,117,827     334,099
                           ============================================================================
SELECT 140:
  Net Assets.............  $35,212,010  $30,376,271  $16,537,045  $ 9,278,553   $15,806,509  $4,080,266
  Accumulation units
    outstanding..........    1,653,495    1,559,019      991,695      623,175     1,058,317     316,855
  Unit value of
    accumulation units...  $     21.30  $     19.48  $     16.68  $     14.89   $     14.94  $    12.88
SELECT 152:
  Net Assets.............  $ 2,684,637  $ 1,039,130  $ 1,884,764  $ 1,154,040   $   804,906  $  204,709
  Accumulation units
    outstanding..........      126,216       53,392      113,160       77,606        59,510      17,244
  Unit value of
    accumulation units...  $     21.27  $     19.46  $     16.66  $     14.87   $     13.53  $    11.87


See accompanying notes to financial statements.

----------------
4

                           LARGE CAP     MID CAP     MID CAP                INTERNATIONAL  DIVERSIFIED      CASH
                             VALUE       GROWTH       VALUE     SMALL CAP      EQUITY      FIXED INCOME  MANAGEMENT
                           PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO      TOTAL
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Seasons
    Series Trust, at
    market value.........  $5,814,724  $10,140,129  $3,447,014  $6,747,163   $4,400,113     $4,862,880   $4,123,318  $158,598,181
Liabilities..............          0             0           0          0             0              0           0              0
                           ------------------------------------------------------------------------------------------------------
Net Assets...............  $5,814,724  $10,140,129  $3,447,014  $6,747,163   $4,400,113     $4,862,880   $4,123,318  $158,598,181
                           ======================================================================================================
Accumulation units
  outstanding............    541,113       552,460     315,553    450,352       323,863        486,341     399,471
                           ======================================================================================================
SELECT 140:
  Net Assets.............  $5,717,921  $ 9,756,840  $3,250,303  $6,494,154   $4,282,790     $4,741,220   $3,924,476
  Accumulation units
    outstanding..........    531,732       529,844     297,306    432,850       314,634        474,014     380,169
  Unit value of
    accumulation units...  $   10.75   $     18.41  $    10.93  $   15.00    $    13.61     $    10.00   $   10.32
SELECT 152:
  Net Assets.............  $  96,803   $   383,289  $  196,711  $ 253,009    $  117,323     $  121,660   $ 198,842
  Accumulation units
    outstanding..........      9,381        22,616      18,247     17,502         9,229         12,327      19,302
  Unit value of
    accumulation units...  $   10.32   $     16.95  $    10.78  $   14.46    $    12.71     $     9.87   $   10.30


See accompanying notes to financial statements.

                                                                ----------------

----------------

VARIABLE ANNUITY ACCOUNT FIVE
(PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
OF
ANCHOR NATIONAL LIFE INSURANCE COMPANY
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2000


                                                               MARKET VALUE
PORTFOLIO INVESTMENT                                SHARES      PER SHARE     MARKET VALUE       COST
---------------------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio...................    981,175      $20.16      $ 19,781,274   $ 18,970,991
Multi-Managed Moderate Growth Portfolio..........  1,045,607       17.66        18,470,465     17,702,647
Multi-Managed Income/Equity Portfolio............    751,037       13.85        10,405,332     10,281,383
Multi-Managed Income Portfolio...................    521,402       11.97         6,242,100      6,295,910
Asset Allocation: Diversified Growth Portfolio...  1,967,600       13.42        26,412,350     26,147,671
Stock Portfolio..................................  1,186,952       18.96        22,500,956     20,753,966
Large Cap Growth Portfolio.......................  1,226,151       14.01        17,180,132     15,332,715
Large Cap Composite Portfolio....................    373,913       12.48         4,667,134      4,291,612
Large Cap Value Portfolio........................    600,394       10.46         6,278,480      6,351,961
Mid Cap Growth Portfolio.........................    660,675       16.43        10,856,760      9,154,342
Mid Cap Value Portfolio..........................    364,816       10.73         3,914,164      3,749,461
Small Cap Portfolio..............................    545,778       12.75         6,957,249      6,686,901
International Equity Portfolio...................    419,572       12.09         5,074,441      5,045,315
Diversified Fixed Income Portfolio...............    546,573        9.60         5,245,985      5,312,371
Cash Management Portfolio........................    264,161       10.29         2,717,232      2,707,510
                                                                              ---------------------------
                                                                              $166,704,054   $158,784,756
                                                                              ===========================


----------------
6

------------------

VARIABLE ANNUITY ACCOUNT FIVE
(PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
OF
ANCHOR NATIONAL LIFE INSURANCE COMPANY
SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2000


                                                               MARKET VALUE
                             PORTFOLIO INVESTMENT   SHARES      PER SHARE     MARKET VALUE       COST
---------------------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio...................    869,253      $21.48      $ 18,676,175   $ 16,729,692
Multi-Managed Moderate Growth Portfolio..........    920,030       18.60        17,110,867     15,493,685
Multi-Managed Income/Equity Portfolio............    709,123       14.29        10,131,124      9,699,380
Multi-Managed Income Portfolio...................    514,662       12.19         6,275,329      6,215,002
Asset Allocation: Diversified Growth Portfolio...  1,789,167       13.95        24,958,072     23,723,078
Stock Portfolio..................................  1,072,237       19.60        21,014,883     18,592,450
Large Cap Growth Portfolio.......................  1,111,683       14.95        16,611,415     13,726,321
Large Cap Composite Portfolio....................    328,297       13.05         4,284,975      3,718,188
Large Cap Value Portfolio........................    558,366       10.41         5,814,724      5,911,188
Mid Cap Growth Portfolio.........................    565,160       17.95        10,140,129      7,619,693
Mid Cap Value Portfolio..........................    327,727       10.52         3,447,014      3,364,261
Small Cap Portfolio..............................    479,045       14.08         6,747,163      5,865,531
International Equity Portfolio...................    333,405       13.20         4,400,113      3,968,024
Diversified Fixed Income Portfolio...............    504,886        9.63         4,862,880      4,909,559
Cash Management Portfolio........................    402,530       10.24         4,123,318      4,123,766
                                                                              ---------------------------
                                                                              $158,598,181   $143,659,818
                                                                              ===========================


                                                                ----------------

----------------

VARIABLE ANNUITY ACCOUNT FIVE
(PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
OF
ANCHOR NATIONAL LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
FOR THE ONE MONTH ENDED
APRIL 30, 2000


                                         MODERATE    BALANCED   CONSERVATIVE   LARGE CAP
                             GROWTH       GROWTH      GROWTH       GROWTH       GROWTH
                            STRATEGY     STRATEGY    STRATEGY     STRATEGY     STRATEGY
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends and capital
    gains
    distributions........  $         0  $         0  $      0   $         0   $         0
                           --------------------------------------------------------------
    Total investment
      income.............            0            0         0             0             0
                           --------------------------------------------------------------
Expenses:
  Mortality risk
    charge...............      (28,338)     (23,889)  (13,553)       (7,620)      (12,120)
  Additional mortality
    risk charge (issue
    ages over 80)........         (256)        (122)     (178)         (115)          (84)
  Expense risk charge....      (11,020)      (9,290)   (5,271)       (2,964)       (4,714)
  Distribution expense
    charge...............       (4,723)      (3,982)   (2,259)       (1,270)       (2,020)
                           --------------------------------------------------------------
    Total expenses.......      (44,337)     (37,283)  (21,261)      (11,969)      (18,938)
                           --------------------------------------------------------------
Net investment income
  (loss).................      (44,337)     (37,283)  (21,261)      (11,969)      (18,938)
                           --------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions:
  Proceeds from shares
    sold.................       77,484       76,318    99,541       338,645        72,147
  Cost of shares sold....      (76,053)     (74,001) (100,542)     (333,642)      (65,837)
                           --------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions...........        1,431        2,317    (1,001)        5,003         6,310
                           --------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation) of
  investments:
  Beginning of period....    3,478,157    2,746,914  1,108,020      380,072     2,885,094
  End of period..........    1,659,434    1,385,806   504,395       110,274     1,847,417
                           --------------------------------------------------------------
Change in net unrealized
appreciation/depreciation
  of investments.........   (1,818,723)  (1,361,108) (603,625)     (269,798)   (1,037,677)
                           --------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations.............  $(1,861,629) $(1,396,074) $(625,887) $  (276,764)  $(1,050,305)
                           ==============================================================


See accompanying notes to financial statements.

----------------
8

                           LARGE CAP  LARGE CAP   MID CAP     MID CAP              INTERNATIONAL  DIVERSIFIED       CASH
                           COMPOSITE    VALUE      GROWTH      VALUE    SMALL CAP     EQUITY      FIXED INCOME   MANAGEMENT
                           PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends and capital
    gains
    distributions........  $      0   $      0   $        0  $      0   $      0     $       0      $      0    $         0
                           -------------------------------------------------------------------------------------------------
    Total investment
      income.............         0          0            0         0          0             0             0              0
                           -------------------------------------------------------------------------------------------------
Expenses:
  Mortality risk
    charge...............    (3,220)    (4,477)      (7,336)   (2,685)    (4,768)       (3,520)       (3,751)        (2,211)
  Additional mortality
    risk charge (issue
    ages over 80)........       (23)       (11)         (41)      (27)       (30)          (17)          (13)           (27)
  Expense risk charge....    (1,252)    (1,741)      (2,853)   (1,044)    (1,854)       (1,369)       (1,459)          (860)
  Distribution expense
    charge...............      (537)      (746)      (1,223)     (447)      (795)         (587)         (625)          (368)
                           -------------------------------------------------------------------------------------------------
    Total expenses.......    (5,032)    (6,975)     (11,453)   (4,203)    (7,447)       (5,493)       (5,848)        (3,466)
                           -------------------------------------------------------------------------------------------------
Net investment income
  (loss).................    (5,032)    (6,975)     (11,453)   (4,203)    (7,447)       (5,493)       (5,848)        (3,466)
                           -------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions:
  Proceeds from shares
    sold.................   159,827     90,074       23,248       744     43,348         8,208         3,859      1,845,591
  Cost of shares sold....  (168,226)   (91,684)     (20,691)     (727)   (42,632)       (7,807)       (3,891)    (1,843,296)
                           -------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions...........    (8,399)    (1,610)       2,557        17        716           401           (32)         2,295
                           -------------------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation) of
  investments:
  Beginning of period....   566,787    (96,464)   2,520,436    82,753    881,632       432,089       (46,679)          (448)
  End of period..........   375,522    (73,481)   1,702,418   164,703    270,348        29,126       (66,386)         9,722
                           -------------------------------------------------------------------------------------------------
Change in net unrealized
appreciation/depreciation
  of investments.........  (191,265)    22,983     (818,018)   81,950   (611,284)     (402,963)      (19,707)        10,170
                           -------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations.............  $(204,696) $ 14,398   $ (826,914) $ 77,764   $(618,015)   $(408,055)     $(25,587)   $     8,999
                           =================================================================================================


                               TOTAL
-------------------------
INVESTMENT INCOME:
  Dividends and capital
    gains
    distributions........  $         0
                           -------------
    Total investment
      income.............            0
                           -------------
Expenses:
  Mortality risk
    charge...............     (117,488)
  Additional mortality
    risk charge (issue
    ages over 80)........         (944)
  Expense risk charge....      (45,691)
  Distribution expense
    charge...............      (19,582)
                           -------------
    Total expenses.......     (183,705)
                           -------------
Net investment income
  (loss).................     (183,705)
                           -------------
Net realized gains
  (losses) from
  securities
  transactions:
  Proceeds from shares
    sold.................    2,839,034
  Cost of shares sold....   (2,829,029)
                           -------------
Net realized gains
  (losses) from
  securities
  transactions...........       10,005
                           -------------
Net unrealized
  appreciation
  (depreciation) of
  investments:
  Beginning of period....   14,938,363
  End of period..........    7,919,298
                           -------------
Change in net unrealized
appreciation/depreciation
  of investments.........   (7,019,065)
                           -------------
Increase (decrease) in
  net assets from
  operations.............  $(7,192,765)
                           =============


See accompanying notes to financial statements.

                                                                ----------------

----------------

VARIABLE ANNUITY ACCOUNT FIVE
(PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
OF
ANCHOR NATIONAL LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
MARCH 31, 2000


                                         MODERATE     BALANCED    CONSERVATIVE  LARGE CAP
                             GROWTH       GROWTH       GROWTH        GROWTH       GROWTH
                            STRATEGY     STRATEGY     STRATEGY      STRATEGY     STRATEGY
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends and capital
    gains
    distributions........  $ 2,631,412  $ 1,900,409  $ 1,015,374   $  538,831   $  239,281
                           ---------------------------------------------------------------
    Total investment
      income.............    2,631,412    1,900,409    1,015,374      538,831      239,281
                           ---------------------------------------------------------------
Expenses:
  Mortality risk
    charge...............     (139,148)    (121,708)     (76,739)     (47,183)     (63,750)
  Additional mortality
    risk charge (issue
    ages over 80)........         (884)        (454)        (974)        (597)        (251)
  Expense risk charge....      (54,113)     (47,331)     (29,843)     (18,349)     (24,792)
  Distribution expense
    charge...............      (23,192)     (20,285)     (12,789)      (7,864)     (10,625)
                           ---------------------------------------------------------------
    Total expenses.......     (217,337)    (189,778)    (120,345)     (73,993)     (99,418)
                           ---------------------------------------------------------------
Net investment income
  (loss).................    2,414,075    1,710,631      895,029      464,838      139,863
                           ---------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions:
  Proceeds from shares
    sold.................    2,290,673    1,392,922    1,309,210    1,006,195      670,294
  Cost of shares sold....   (2,059,586)  (1,264,161)  (1,244,897)    (969,307)    (571,910)
                           ---------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions...........      231,087      128,761       64,313       36,888       98,384
                           ---------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation) of
  investments:
  Beginning of period....        4,547       10,347        6,153        1,660       15,593
  End of period..........    3,478,157    2,746,914    1,108,020      380,072    2,885,094
                           ---------------------------------------------------------------
Change in net unrealized
appreciation/depreciation
  of investments.........    3,473,610    2,736,567    1,101,867      378,412    2,869,501
                           ---------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations.............  $ 6,118,772  $ 4,575,959  $ 2,061,209   $  880,138   $3,107,748
                           ===============================================================


See accompanying notes to financial statements.

----------------
10

                           LARGE CAP  LARGE CAP   MID CAP     MID CAP               INTERNATIONAL  DIVERSIFIED       CASH
                           COMPOSITE    VALUE      GROWTH      VALUE    SMALL CAP      EQUITY      FIXED INCOME   MANAGEMENT
                           PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends and capital
    gains
    distributions........  $  8,945   $138,315   $  136,055  $ 86,216   $ 133,229     $  71,035     $ 131,181    $    82,000
                           --------------------------------------------------------------------------------------------------
    Total investment
      income.............     8,945    138,315      136,055    86,216     133,229        71,035       131,181         82,000
                           --------------------------------------------------------------------------------------------------
Expenses:
  Mortality risk
    charge...............   (17,207)   (25,288)     (34,977)  (14,894)    (24,902)      (16,337)      (19,088)       (14,724)
  Additional mortality
    risk charge (issue
    ages over 80)........       (83)       (45)         (66)      (81)        (83)          (18)          (83)           (17)
  Expense risk charge....    (6,692)    (9,834)     (13,602)   (5,792)     (9,684)       (6,353)       (7,423)        (5,726)
  Distribution expense
    charge...............    (2,867)    (4,215)      (5,830)   (2,483)     (4,151)       (2,723)       (3,181)        (2,454)
                           --------------------------------------------------------------------------------------------------
    Total expenses.......   (26,849)   (39,382)     (54,475)  (23,250)    (38,820)      (25,431)      (29,775)       (22,921)
                           --------------------------------------------------------------------------------------------------
Net investment income
  (loss).................   (17,904)    98,933       81,580    62,966      94,409        45,604       101,406         59,079
                           --------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions:
  Proceeds from shares
    sold.................   343,988     75,181      314,507   121,660     236,847       217,162       231,944      1,876,088
  Cost of shares sold....  (327,847)   (77,571)    (253,696) (120,955)   (208,676)     (195,731)     (236,732)    (1,879,067)
                           --------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions...........    16,141     (2,390)      60,811       705      28,171        21,431        (4,788)        (2,979)
                           --------------------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation) of
  investments:
  Beginning of period....     3,018     (1,264)       7,672       819       3,799         5,452           (68)             1
  End of period..........   566,787    (96,464)   2,520,436    82,753     881,632       432,089       (46,679)          (448)
                           --------------------------------------------------------------------------------------------------
Change in net unrealized
appreciation/depreciation
  of investments.........   563,769    (95,200)   2,512,764    81,934     877,833       426,637       (46,611)          (449)
                           --------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations.............  $562,006   $  1,343   $2,655,155  $145,605   $1,000,413    $ 493,672     $  50,007    $    55,651
                           ==================================================================================================


                              TOTAL
-------------------------
INVESTMENT INCOME:
  Dividends and capital
    gains
    distributions........  $ 7,112,283
                           ------------
    Total investment
      income.............    7,112,283
                           ------------
Expenses:
  Mortality risk
    charge...............     (615,945)
  Additional mortality
    risk charge (issue
    ages over 80)........       (3,636)
  Expense risk charge....     (239,534)
  Distribution expense
    charge...............     (102,659)
                           ------------
    Total expenses.......     (961,774)
                           ------------
Net investment income
  (loss).................    6,150,509
                           ------------
Net realized gains
  (losses) from
  securities
  transactions:
  Proceeds from shares
    sold.................   10,086,671
  Cost of shares sold....   (9,410,136)
                           ------------
Net realized gains
  (losses) from
  securities
  transactions...........      676,535
                           ------------
Net unrealized
  appreciation
  (depreciation) of
  investments:
  Beginning of period....       57,729
  End of period..........   14,938,363
                           ------------
Change in net unrealized
appreciation/depreciation
  of investments.........   14,880,634
                           ------------
Increase (decrease) in
  net assets from
  operations.............  $21,707,678
                           ============


See accompanying notes to financial statements.

                                                                ----------------

----------------

VARIABLE ANNUITY ACCOUNT FIVE
(PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
OF
ANCHOR NATIONAL LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE ONE MONTH ENDED
APRIL 30, 2000


                                                        MODERATE     BALANCED    CONSERVATIVE   LARGE CAP
                                            GROWTH       GROWTH       GROWTH        GROWTH       GROWTH
                                           STRATEGY     STRATEGY     STRATEGY      STRATEGY     PORTFOLIO
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..........  $   (44,337) $   (37,283) $   (21,261) $   (11,969)  $   (18,938)
  Net realized gains (losses) from
    securities transactions.............        1,431        2,317       (1,001)       5,003         6,310
  Change in net unrealized
    appreciation/depreciation of
    investments.........................   (1,818,723)  (1,361,108)    (603,625)    (269,798)   (1,037,677)
                                          ----------------------------------------------------------------
    Increase (decrease) in net assets
      from operations...................   (1,861,629)  (1,396,074)    (625,887)    (276,764)   (1,050,305)
                                          ----------------------------------------------------------------
From Select 140 capital transactions:
  Net proceeds from units sold..........    1,960,629    1,652,633      275,350       18,253       579,951
  Cost of units redeemed................     (279,893)    (163,761)     (86,354)     (37,026)     (129,779)
  Net transfers.........................    2,721,213    2,258,155      941,316      105,549       951,215
                                          ----------------------------------------------------------------
    Increase (decrease) in net assets...    4,401,949    3,747,027    1,130,312       86,776     1,401,387
                                          ----------------------------------------------------------------
From Select 152 capital transactions:
  Net proceeds from units sold..........      151,887      286,504            0            0       167,025
  Cost of units redeemed................      (49,031)      (1,788)     (35,673)      (1,915)       (2,262)
  Net transfers.........................       21,812       19,805      (14,083)      62,799        52,872
                                          ----------------------------------------------------------------
    Increase (decrease) in net assets...      124,668      304,521      (49,756)      60,884       217,635
                                          ----------------------------------------------------------------
Total increase (decrease) in net assets
  from capital transactions.............    4,526,617    4,051,548    1,080,556      147,660     1,619,022
Increase (decrease) in net assets.......    2,664,988    2,655,474      454,669     (129,104)      568,717
Net assets at beginning of period.......   37,896,647   31,415,401   18,421,809   10,432,593    16,611,415
                                          ----------------------------------------------------------------
Net assets at end of period.............  $40,561,635  $34,070,875  $18,876,478  $10,303,489   $17,180,132
                                          ================================================================
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
Select 140:
  Units sold............................       97,984       89,613       17,121        1,273        42,080
  Units redeemed........................      (13,924)      (8,862)      (5,375)      (2,534)       (9,437)
  Units transferred.....................      133,745      121,095       58,354        7,153        67,111
                                          ----------------------------------------------------------------
Increase (decrease) in units
  outstanding...........................      217,805      201,846       70,100        5,892        99,754
Beginning units.........................    1,653,495    1,559,019      991,695      623,175     1,058,317
                                          ----------------------------------------------------------------
Ending units............................    1,871,300    1,760,865    1,061,795      629,067     1,158,071
                                          ================================================================
Select 152:
  Units sold............................        7,602       15,116            0            0        13,889
  Units redeemed........................       (2,452)         (98)      (2,236)        (132)         (175)
  Units transferred.....................        1,079        1,093       (1,067)       4,297         4,161
                                          ----------------------------------------------------------------
Increase (decrease) in units
  outstanding...........................        6,229       16,111       (3,303)       4,165        17,875
Beginning units.........................      126,216       53,392      113,160       77,606        59,510
                                          ----------------------------------------------------------------
Ending units............................      132,445       69,503      109,857       81,771        77,385
                                          ================================================================


See accompanying notes to financial statements.

----------------
12

                                          LARGE CAP   LARGE CAP     MID CAP     MID CAP                INTERNATIONAL  DIVERSIFIED
                                          COMPOSITE     VALUE       GROWTH       VALUE     SMALL CAP      EQUITY      FIXED INCOME
                                          PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..........  $  (5,032)  $  (6,975)  $   (11,453) $   (4,203) $  (7,447)   $   (5,493)    $   (5,848)
  Net realized gains (losses) from
    securities transactions.............     (8,399)     (1,610)        2,557          17        716           401            (32)
  Change in net unrealized
    appreciation/depreciation of
    investments.........................   (191,265)     22,983      (818,018)     81,950   (611,284)     (402,963)       (19,707)
                                          ----------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      from operations...................   (204,696)     14,398      (826,914)     77,764   (618,015)     (408,055)       (25,587)
                                          ----------------------------------------------------------------------------------------
From Select 140 capital transactions:
  Net proceeds from units sold..........    287,192     227,333       464,756      64,999    295,895       241,297         94,270
  Cost of units redeemed................    (27,491)    (94,948)      (18,223)    (12,697)   (16,183)      (19,489)        (8,288)
  Net transfers.........................    287,893     299,354       922,998     175,011    363,978       691,708        312,251
                                          ----------------------------------------------------------------------------------------
    Increase (decrease) in net assets...    547,594     431,739     1,369,531     227,313    643,690       913,516        398,233
                                          ----------------------------------------------------------------------------------------
From Select 152 capital transactions:
  Net proceeds from units sold..........    177,274       6,229       167,025       6,229    167,025       164,948              0
  Cost of units redeemed................        (32)       (106)         (527)        (68)      (577)         (423)             0
  Net transfers.........................   (137,981)     11,496         7,516     155,912     17,963         4,342         10,459
                                          ----------------------------------------------------------------------------------------
    Increase (decrease) in net assets...     39,261      17,619       174,014     162,073    184,411       168,867         10,459
                                          ----------------------------------------------------------------------------------------
Total increase (decrease) in net assets
  from capital transactions.............    586,855     449,358     1,543,545     389,386    828,101     1,082,383        408,692
Increase (decrease) in net assets.......    382,159     463,756       716,631     467,150    210,086       674,328        383,105
Net assets at beginning of period.......  4,284,975   5,814,724    10,140,129   3,447,014  6,747,163     4,400,113      4,862,880
                                          ----------------------------------------------------------------------------------------
Net assets at end of period.............  $4,667,134  $6,278,480  $10,856,760  $3,914,164  $6,957,249   $5,074,441     $5,245,985
                                          ========================================================================================
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
Select 140:
  Units sold............................     23,977      21,150        28,953       6,027     22,748        19,078          9,416
  Units redeemed........................     (2,177)     (8,850)       (1,081)     (1,153)    (1,189)       (1,496)          (828)
  Units transferred.....................     23,286      27,458        54,533      15,971     26,830        52,730         31,119
                                          ----------------------------------------------------------------------------------------
Increase (decrease) in units
  outstanding...........................     45,086      39,758        82,405      20,845     48,389        70,312         39,707
Beginning units.........................    316,855     531,732       529,844     297,306    432,850       314,634        474,014
                                          ----------------------------------------------------------------------------------------
Ending units............................    361,941     571,490       612,249     318,151    481,239       384,946        513,721
                                          ========================================================================================
Select 152:
  Units sold............................     15,116         597        11,910         578     14,080        14,346              0
  Units redeemed........................         (3)        (10)          (37)         (6)       (46)          (36)             0
  Units transferred.....................    (13,391)      1,096           518      14,889      1,378           362          1,058
                                          ----------------------------------------------------------------------------------------
Increase (decrease) in units
  outstanding...........................      1,722       1,683        12,391      15,461     15,412        14,672          1,058
Beginning units.........................     17,244       9,381        22,616      18,247     17,502         9,229         12,327
                                          ----------------------------------------------------------------------------------------
Ending units............................     18,966      11,064        35,007      33,708     32,914        23,901         13,385
                                          ========================================================================================

                                             CASH
                                          MANAGEMENT
                                           PORTFOLIO      TOTAL
----------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..........  $   (3,466)  $   (183,705)
  Net realized gains (losses) from
    securities transactions.............       2,295         10,005
  Change in net unrealized
    appreciation/depreciation of
    investments.........................      10,170     (7,019,065)
                                          -------------------------
    Increase (decrease) in net assets
      from operations...................       8,999     (7,192,765)
                                          -------------------------
From Select 140 capital transactions:
  Net proceeds from units sold..........           5      6,162,563
  Cost of units redeemed................     (39,824)      (933,956)
  Net transfers.........................  (1,453,315)     8,577,326
                                          -------------------------
    Increase (decrease) in net assets...  (1,493,134)    13,805,933
                                          -------------------------
From Select 152 capital transactions:
  Net proceeds from units sold..........     171,028      1,465,174
  Cost of units redeemed................    (165,167)      (257,569)
  Net transfers.........................      72,188        285,100
                                          -------------------------
    Increase (decrease) in net assets...      78,049      1,492,705
                                          -------------------------
Total increase (decrease) in net assets
  from capital transactions.............  (1,415,085)    15,298,638
Increase (decrease) in net assets.......  (1,406,086)     8,105,873
Net assets at beginning of period.......   4,123,318    158,598,181
                                          -------------------------
Net assets at end of period.............  $2,717,232   $166,704,054
                                          =========================
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
Select 140:
  Units sold............................           1        379,421
  Units redeemed........................      (3,853)       (60,759)
  Units transferred.....................    (140,709)       478,676
                                          -------------------------
Increase (decrease) in units
  outstanding...........................    (144,561)       797,338
Beginning units.........................     380,169      9,163,105
                                          -------------------------
Ending units............................     235,608      9,960,443
                                          =========================
Select 152:
  Units sold............................      16,589        109,823
  Units redeemed........................     (16,009)       (21,240)
  Units transferred.....................       6,998         22,471
                                          -------------------------
Increase (decrease) in units
  outstanding...........................       7,578        111,054
Beginning units.........................      19,302        555,732
                                          -------------------------
Ending units............................      26,880        666,786
                                          =========================


See accompanying notes to financial statements.

                                                                ----------------

----------------

VARIABLE ANNUITY ACCOUNT FIVE
(PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
OF
ANCHOR NATIONAL LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
MARCH 31, 2000


                                                        MODERATE     BALANCED    CONSERVATIVE   LARGE CAP
                                            GROWTH       GROWTH       GROWTH        GROWTH       GROWTH
                                           STRATEGY     STRATEGY     STRATEGY      STRATEGY     PORTFOLIO
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..........  $ 2,414,075  $ 1,710,631  $   895,029  $   464,838   $   139,863
  Net realized gains (losses) from
    securities transactions.............      231,087      128,761       64,313       36,888        98,384
  Change in net unrealized
    appreciation/depreciation of
    investments.........................    3,473,610    2,736,567    1,101,867      378,412     2,869,501
                                          ----------------------------------------------------------------
    Increase (decrease) in net assets
      from operations...................    6,118,772    4,575,959    2,061,209      880,138     3,107,748
                                          ----------------------------------------------------------------
From Select 140 capital transactions:
  Net proceeds from units sold..........   14,935,138   16,466,282    5,292,821    3,464,200     5,696,792
  Cost of units redeemed................     (597,209)    (406,693)    (671,408)    (206,472)     (349,355)
  Net transfers.........................   14,583,055    8,481,242    8,861,783    4,772,250     6,538,417
                                          ----------------------------------------------------------------
    Increase (decrease) in net assets...   28,920,984   24,540,831   13,483,196    8,029,978    11,885,854
                                          ----------------------------------------------------------------
From Select 152 capital transactions:
  Net proceeds from units sold..........    1,956,180      292,812    1,044,959      566,494       150,488
  Cost of units redeemed................      (37,392)     (22,995)     (45,997)     (24,113)       (5,363)
  Net transfers.........................      442,918      623,509      676,787      457,223       558,362
                                          ----------------------------------------------------------------
    Increase (decrease) in net assets...    2,361,706      893,326    1,675,749      999,604       703,487
                                          ----------------------------------------------------------------
Total increase (decrease) in net assets
  from capital transactions.............   31,282,690   25,434,157   15,158,945    9,029,582    12,589,341
Increase (decrease) in net assets.......   37,401,462   30,010,116   17,220,154    9,909,720    15,697,089
Net assets at beginning of period.......      495,185    1,405,285    1,201,655      522,873       914,326
                                          ----------------------------------------------------------------
Net assets at end of period.............  $37,896,647  $31,415,401  $18,421,809  $10,432,593   $16,611,415
                                          ================================================================
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
Select 140:
  Units sold............................      845,259      996,472      363,764      255,923       485,076
  Units redeemed........................      (31,227)     (23,618)     (44,203)     (15,141)      (27,544)
  Units transferred.....................      808,294      493,029      586,581      348,501       515,138
                                          ----------------------------------------------------------------
Increase (decrease) in units
  outstanding...........................    1,622,326    1,465,883      906,142      589,283       972,670
Beginning units.........................       31,169       93,136       85,553       33,892        85,647
                                          ----------------------------------------------------------------
Ending units............................    1,653,495    1,559,019      991,695      623,175     1,058,317
                                          ================================================================
Select 152:
  Units sold............................      105,090       17,029       71,599       40,570        12,545
  Units redeemed........................       (1,995)      (1,240)      (3,020)      (1,741)         (438)
  Units transferred.....................       23,121       37,603       44,581       33,088        47,403
                                          ----------------------------------------------------------------
Increase (decrease) in units
  outstanding...........................      126,216       53,392      113,160       71,917        59,510
Beginning units.........................            0            0            0        5,689             0
                                          ----------------------------------------------------------------
Ending units............................      126,216       53,392      113,160       77,606        59,510
                                          ================================================================


See accompanying notes to financial statements.

----------------
14

                                          LARGE CAP   LARGE CAP     MID CAP     MID CAP
                                          COMPOSITE     VALUE       GROWTH       VALUE
                                          PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..........  $ (17,904)  $  98,933   $    81,580  $   62,966
  Net realized gains (losses) from
    securities transactions.............     16,141      (2,390)       60,811         705
  Change in net unrealized
    appreciation/depreciation of
    investments.........................    563,769     (95,200)    2,512,764      81,934
                                          -----------------------------------------------
    Increase (decrease) in net assets
      from operations...................    562,006       1,343     2,655,155     145,605
                                          -----------------------------------------------
From Select 140 capital transactions:
  Net proceeds from units sold..........  1,204,016   2,214,833     4,087,013   1,403,066
  Cost of units redeemed................   (158,469)   (180,583)     (150,584)   (119,794)
  Net transfers.........................  2,149,452   3,331,506     2,910,384   1,718,532
                                          -----------------------------------------------
    Increase (decrease) in net assets...  3,194,999   5,365,756     6,846,813   3,001,804
                                          -----------------------------------------------
From Select 152 capital transactions:
  Net proceeds from units sold..........     22,379      21,570       330,930      32,288
  Cost of units redeemed................       (333)     (8,013)         (810)       (255)
  Net transfers.........................    158,676      82,974        20,218     153,630
                                          -----------------------------------------------
    Increase (decrease) in net assets...    180,722      96,531       350,338     185,663
                                          -----------------------------------------------
Total increase (decrease) in net assets
  from capital transactions.............  3,375,721   5,462,287     7,197,151   3,187,467
Increase (decrease) in net assets.......  3,937,727   5,463,630     9,852,306   3,333,072
Net assets at beginning of period.......    347,248     351,094       287,823     113,942
                                          -----------------------------------------------
Net assets at end of period.............  $4,284,975  $5,814,724  $10,140,129  $3,447,014
                                          ===============================================
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
Select 140:
  Units sold............................    109,971     198,625       309,864     130,020
  Units redeemed........................    (14,321)    (16,813)      (11,306)    (10,875)
  Units transferred.....................    187,858     315,916       204,190     166,883
                                          -----------------------------------------------
Increase (decrease) in units
  outstanding...........................    283,508     497,728       502,748     286,028
Beginning units.........................     33,347      34,004        27,096      11,278
                                          -----------------------------------------------
Ending units............................    316,855     531,732       529,844     297,306
                                          ===============================================
Select 152:
  Units sold............................      2,201       2,104        21,344       3,031
  Units redeemed........................        (32)       (860)          (48)        (25)
  Units transferred.....................     15,075       8,137         1,320      15,241
                                          -----------------------------------------------
Increase (decrease) in units
  outstanding...........................     17,244       9,381        22,616      18,247
Beginning units.........................          0           0             0           0
                                          -----------------------------------------------
Ending units............................     17,244       9,381        22,616      18,247
                                          ===============================================

                                                      INTERNATIONAL  DIVERSIFIED      CASH
                                          SMALL CAP      EQUITY      FIXED INCOME  MANAGEMENT
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO      TOTAL
----------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..........  $  94,409    $   45,604     $  101,406   $  59,079   $  6,150,509
  Net realized gains (losses) from
    securities transactions.............     28,171        21,431         (4,788)     (2,979)       676,535
  Change in net unrealized
    appreciation/depreciation of
    investments.........................    877,833       426,637        (46,611)       (449)    14,880,634
                                          -----------------------------------------------------------------
    Increase (decrease) in net assets
      from operations...................  1,000,413       493,672         50,007      55,651     21,707,678
                                          -----------------------------------------------------------------
From Select 140 capital transactions:
  Net proceeds from units sold..........  2,506,704     1,688,782      1,202,976   1,477,318     61,639,941
  Cost of units redeemed................    (99,799)      (59,820)       (64,253)    (10,326)    (3,074,765)
  Net transfers.........................  2,881,478     1,910,221      3,235,235   2,392,631     63,766,186
                                          -----------------------------------------------------------------
    Increase (decrease) in net assets...  5,288,383     3,539,183      4,373,958   3,859,623    122,331,362
                                          -----------------------------------------------------------------
From Select 152 capital transactions:
  Net proceeds from units sold..........    116,296        91,726         88,238       5,000      4,719,360
  Cost of units redeemed................       (874)         (942)        (1,230)       (446)      (148,763)
  Net transfers.........................    106,886        24,632         33,651     193,789      3,533,255
                                          -----------------------------------------------------------------
    Increase (decrease) in net assets...    222,308       115,416        120,659     198,343      8,103,852
                                          -----------------------------------------------------------------
Total increase (decrease) in net assets
  from capital transactions.............  5,510,691     3,654,599      4,494,617   4,057,966    130,435,214
Increase (decrease) in net assets.......  6,511,104     4,148,271      4,544,624   4,113,617    152,142,892
Net assets at beginning of period.......    236,059       251,842        318,256       9,701      6,455,289
                                          -----------------------------------------------------------------
Net assets at end of period.............  $6,747,163   $4,400,113     $4,862,880   $4,123,318  $158,598,181
                                          =================================================================
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
Select 140:
  Units sold............................    202,804       141,058        121,074     146,093      4,306,003
  Units redeemed........................     (7,798)       (4,590)        (6,480)     (1,015)      (214,931)
  Units transferred.....................    215,037       154,205        327,658     234,121      4,557,411
                                          -----------------------------------------------------------------
Increase (decrease) in units
  outstanding...........................    410,043       290,673        442,252     379,199      8,648,483
Beginning units.........................     22,807        23,961         31,762         970        514,622
                                          -----------------------------------------------------------------
Ending units............................    432,850       314,634        474,014     380,169      9,163,105
                                          =================================================================
Select 152:
  Units sold............................      9,274         7,309          9,016         500        301,612
  Units redeemed........................        (60)          (80)          (126)        (44)        (9,709)
  Units transferred.....................      8,288         2,000          3,437      18,846        258,140
                                          -----------------------------------------------------------------
Increase (decrease) in units
  outstanding...........................     17,502         9,229         12,327      19,302        550,043
Beginning units.........................          0             0              0           0          5,689
                                          -----------------------------------------------------------------
Ending units............................     17,502         9,229         12,327      19,302        555,732
                                          =================================================================


See accompanying notes to financial statements.

                                                                ----------------

----------------

VARIABLE ANNUITY ACCOUNT FIVE
(PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
OF
ANCHOR NATIONAL LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION
TO MARCH 31, 1999


                                                     MODERATE    BALANCED   CONSERVATIVE  LARGE CAP
                                           GROWTH     GROWTH      GROWTH       GROWTH      GROWTH
                                          STRATEGY   STRATEGY    STRATEGY     STRATEGY    PORTFOLIO
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..........  $   (195) $     (614) $     (336)   $   (214)   $   (565)
  Net realized gains (losses) from
    securities transactions.............        (5)        (27)        362          17           1
  Change in net unrealized
    appreciation/depreciation of
    investments.........................     4,547      10,347       6,153       1,660      15,593
                                          ---------------------------------------------------------
    Increase (decrease) in net assets
      from operations...................     4,347       9,706       6,179       1,463      15,029
                                          ---------------------------------------------------------
From Select 140 capital transactions:
  Net proceeds from units sold..........   491,086   1,395,579   1,245,810     446,051     884,374
  Cost of units redeemed................      (248)          0        (150)          0        (132)
  Net transfers.........................         0           0     (50,184)          0      15,055
                                          ---------------------------------------------------------
    Increase (decrease) in net assets...   490,838   1,395,579   1,195,476     446,051     899,297
                                          ---------------------------------------------------------
From Select 152 capital transactions:
  Net proceeds from units sold..........         0           0           0      75,359           0
  Cost of units redeemed................         0           0           0           0           0
  Net transfers.........................         0           0           0           0           0
                                          ---------------------------------------------------------
    Increase (decrease) in net assets...         0           0           0      75,359           0
                                          ---------------------------------------------------------
Total increase (decrease) in net assets
  from capital transactions.............   490,838   1,395,579   1,195,476     521,410     899,297
Increase (decrease) in net assets.......   495,185   1,405,285   1,201,655     522,873     914,326
Net assets at beginning of period.......         0           0           0           0           0
                                          ---------------------------------------------------------
Net assets at end of period.............  $495,185  $1,405,285  $1,201,655    $522,873    $914,326
                                          =========================================================
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
Select 140:
  Units sold............................    31,185      93,136      89,122      33,892      84,261
  Units redeemed........................       (16)          0         (11)          0         (12)
  Units transferred.....................         0           0      (3,558)          0       1,398
                                          ---------------------------------------------------------
Increase (decrease) in units
  outstanding...........................    31,169      93,136      85,553      33,892      85,647
Beginning units.........................         0           0           0           0           0
                                          ---------------------------------------------------------
Ending units............................    31,169      93,136      85,553      33,892      85,647
                                          =========================================================
Select 152:
  Units sold............................         0           0           0       5,689           0
  Units redeemed........................         0           0           0           0           0
  Units transferred.....................         0           0           0           0           0
                                          ---------------------------------------------------------
Increase (decrease) in units
  outstanding...........................         0           0           0       5,689           0
Beginning units.........................         0           0           0           0           0
                                          ---------------------------------------------------------
Ending units............................         0           0           0       5,689           0
                                          =========================================================


See accompanying notes to financial statements.

----------------
16

                                          LARGE CAP  LARGE CAP   MID CAP    MID CAP
                                          COMPOSITE    VALUE     GROWTH      VALUE
                                          PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..........  $   (240)  $   (203)  $   (163)  $   (102)
  Net realized gains (losses) from
    securities transactions.............         3          1          1          1
  Change in net unrealized
    appreciation/depreciation of
    investments.........................     3,018     (1,264)     7,672        819
                                          ------------------------------------------
    Increase (decrease) in net assets
      from operations...................     2,781     (1,466)     7,510        718
                                          ------------------------------------------
From Select 140 capital transactions:
  Net proceeds from units sold..........   344,467    337,505    280,413    113,224
  Cost of units redeemed................         0          0       (100)         0
  Net transfers.........................         0     15,055          0          0
                                          ------------------------------------------
    Increase (decrease) in net assets...   344,467    352,560    280,313    113,224
                                          ------------------------------------------
From Select 152 capital transactions:
  Net proceeds from units sold..........         0          0          0          0
  Cost of units redeemed................         0          0          0          0
  Net transfers.........................         0          0          0          0
                                          ------------------------------------------
    Increase (decrease) in net assets...         0          0          0          0
                                          ------------------------------------------
Total increase (decrease) in net assets
  from capital transactions.............   344,467    352,560    280,313    113,224
Increase (decrease) in net assets.......   347,248    351,094    287,823    113,942
Net assets at beginning of period.......         0          0          0          0
                                          ------------------------------------------
Net assets at end of period.............  $347,248   $351,094   $287,823   $113,942
                                          ==========================================
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
Select 140:
  Units sold............................    33,347     32,572     27,105     11,278
  Units redeemed........................         0          0         (9)         0
  Units transferred.....................         0      1,432          0          0
                                          ------------------------------------------
Increase (decrease) in units
  outstanding...........................    33,347     34,004     27,096     11,278
Beginning units.........................         0          0          0          0
                                          ------------------------------------------
Ending units............................    33,347     34,004     27,096     11,278
                                          ==========================================
Select 152:
  Units sold............................         0          0          0          0
  Units redeemed........................         0          0          0          0
  Units transferred.....................         0          0          0          0
                                          ------------------------------------------
Increase (decrease) in units
  outstanding...........................         0          0          0          0
Beginning units.........................         0          0          0          0
                                          ------------------------------------------
Ending units............................         0          0          0          0
                                          ==========================================

                                                      INTERNATIONAL  DIVERSIFIED      CASH
                                          SMALL CAP      EQUITY      FIXED INCOME  MANAGEMENT
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO      TOTAL
----------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..........   $   (139)    $   (157)      $   (130)     $    0    $   (3,058)
  Net realized gains (losses) from
    securities transactions.............          1            1              0           0           356
  Change in net unrealized
    appreciation/depreciation of
    investments.........................      3,799        5,452            (68)          1        57,729
                                          ----------------------------------------------------------------
    Increase (decrease) in net assets
      from operations...................      3,661        5,296           (198)          1        55,027
                                          ----------------------------------------------------------------
From Select 140 capital transactions:
  Net proceeds from units sold..........    232,398      246,546        298,380       9,850     6,325,683
  Cost of units redeemed................          0            0              0        (150)         (780)
  Net transfers.........................          0            0         20,074           0             0
                                          ----------------------------------------------------------------
    Increase (decrease) in net assets...    232,398      246,546        318,454       9,700     6,324,903
                                          ----------------------------------------------------------------
From Select 152 capital transactions:
  Net proceeds from units sold..........          0            0              0           0        75,359
  Cost of units redeemed................          0            0              0           0             0
  Net transfers.........................          0            0              0           0             0
                                          ----------------------------------------------------------------
    Increase (decrease) in net assets...          0            0              0           0        75,359
                                          ----------------------------------------------------------------
Total increase (decrease) in net assets
  from capital transactions.............    232,398      246,546        318,454       9,700     6,400,262
Increase (decrease) in net assets.......    236,059      251,842        318,256       9,701     6,455,289
Net assets at beginning of period.......          0            0              0           0             0
                                          ----------------------------------------------------------------
Net assets at end of period.............   $236,059     $251,842       $318,256      $9,701    $6,455,289
                                          ================================================================
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
Select 140:
  Units sold............................     22,807       23,961         29,755         985       513,406
  Units redeemed........................          0            0              0         (15)          (63)
  Units transferred.....................          0            0          2,007           0         1,279
                                          ----------------------------------------------------------------
Increase (decrease) in units
  outstanding...........................     22,807       23,961         31,762         970       514,622
Beginning units.........................          0            0              0           0             0
                                          ----------------------------------------------------------------
Ending units............................     22,807       23,961         31,762         970       514,622
                                          ================================================================
Select 152:
  Units sold............................          0            0              0           0         5,689
  Units redeemed........................          0            0              0           0             0
  Units transferred.....................          0            0              0           0             0
                                          ----------------------------------------------------------------
Increase (decrease) in units
  outstanding...........................          0            0              0           0         5,689
Beginning units.........................          0            0              0           0             0
                                          ----------------------------------------------------------------
Ending units............................          0            0              0           0         5,689
                                          ================================================================


See accompanying notes to financial statements.

                                                                ----------------

----------------

VARIABLE ANNUITY ACCOUNT FIVE
(PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
OF
ANCHOR NATIONAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Variable Annuity Account Five (Portion Relating to the SEASONS SELECT Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the effectiveness of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.


  The Separate Account is composed of four strategies (the "Strategies") and nine variable portfolios (the "Select Portfolios") each with a distinct investment objective. The Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Seasons Series Trust (the "Trust") and in two other portfolios of the Trust. Each of the Select Portfolios is invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in its investment activities. The contractholder may elect to have payments allocated to any of seven guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the four Strategies and nine Select Portfolios and do not include balances allocated to the General Account.

  The Company offers two versions of Seasons Select depending upon the age of the contractholder at the issue date. If the contractholder is age 80 or younger at the issue date, the insurance charge amounts to 1.40% annually of the average daily value of the contract ("Select 140"). If the contractholder is 81 years of age or older at the issue date, the amount of the insurance charge is 1.52% annually ("Select 152"). The 0.12% additional insurance charges for Select 152 results in slightly reduced accumulation unit values. The two accumulation unit values for each Strategy and Select Portfolio are computed daily based on the total net assets applicable to Select 140 and Select 152 policies, respectively. The accumulation unit values, the transactions, the number of units, and the separate account assets related to Select 140 and Select 152 policies are shown separately in the financial statements.

  The inception dates of Select 140 Strategies and Select Portfolios are summarized below:

  The inception date of the Cash Management Portfolio was March 26, 1999. The inception date of the Diversified Fixed Income Portfolio was March 10, 1999. The inception date of the Balanced Growth and Conservative Growth Strategies was March 5, 1999. The inception date of the Growth Strategy was March 4, 1999. The inception date of the Moderate Growth Strategy was March 3, 1999. The inception date of the remaining portfolios was March 1, 1999.

  The inception dates of Select 152 Strategies and Select Portfolios are summarized below:

  The inception date of the Moderate Growth Strategy was April 26, 1999. The inception date of the Large-Cap Composite, Mid-Cap Growth, Mid-Cap Value, Small Cap, Diversified Fixed Income, and Cash Management Portfolios was April 8, 1999. The inception date of the Growth Strategy, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, and International Equity Portfolio was April 6, 1999. The inception date of the Balanced Growth Strategy was April 5, 1999. The inception date of the Conservative Growth Strategy was March 19, 1999.

  The four strategies differ in their investment objectives, levels of risk and anticipated growth over time. Each strategy invests in a multi-managed portfolio specific for that strategy and in the two jointly utilized portfolios of the Trust, according to a

----------------
18
predetermined allocation designed to achieve its investment objective. The investment allocation to the underlying portfolios is maintained by rebalancing the strategies quarterly.

  The investment objectives of the four strategies of the Separate Account are described below:

  The GROWTH STRATEGY seeks long-term growth of capital. The Growth Strategy invests in the Multi-Managed Growth Portfolio, the Asset Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

  The MODERATE GROWTH STRATEGY seeks growth of capital, with conservation of principal as a secondary objective. The Moderate Growth Strategy invests in the Multi-Managed Moderate Growth Portfolio, the Asset Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

  The BALANCED GROWTH STRATEGY focuses on conservation of principal, with high total return as a secondary objective. The Balanced Growth Strategy invests in the Multi-Managed Income/Equity Portfolio, the Asset Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

  The CONSERVATIVE GROWTH STRATEGY focuses on capital preservation while maintaining some potential for growth over the long term. The Conservative Growth Strategy invests in the Multi-Managed Income Portfolio, the Asset
Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

  The investment objectives of the six underlying portfolios of the Strategies are summarized below:

  The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.

  The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.

  The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.

  The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.

  The Asset Allocation: Diversified Growth Portfolio seeks capital appreciation. This portfolio invests primarily in equity securities of U.S. and foreign issuers which the advisor believes have the potential for appreciation. This portfolio is an investment of all four strategies.

  The STOCK PORTFOLIO seeks long-term capital appreciation and, secondarily, increasing dividend income. This portfolio invests primarily in common stocks of well-established growth companies. This portfolio is an investment of all four strategies.

  The four multi-managed portfolios described above pursue their investment goals by allocating their assets among three or four managed components. The assets of each multi-managed portfolio are allocated among the same three investment managers in differing percentages, depending on the portfolio's overall investment objective. Janus Capital Corporation manages a growth component, SunAmerica Asset Management Corp., a wholly owned subsidiary of SunAmerica Inc., manages a balanced component, and Wellington Management Company, LLP manages a fixed income component. SunAmerica Asset Management Corp. also manages an aggressive growth component that is available only in the Growth and Moderate Growth strategies. The investment policies relating to each of the four managed Strategy components are described below:


  The SUNAMERICA/AGGRESSIVE GROWTH COMPONENT primarily consists of equity securities of small, lesser known or new growth companies or industries such as technology, telecommunications, media and healthcare.



  The JANUS/GROWTH COMPONENT primarily consists of common stocks selected for their growth potential.


  The SUNAMERICA/BALANCED COMPONENT, over the long term, will consist of a diversified selection of equity investments in companies of medium to large capitalizations that are thought to be undervalued in the marketplace and long term bonds and other debt securities.


  The WELLINGTON MANAGEMENT COMPANY/FIXED INCOME COMPONENT primarily consists of U.S. and foreign fixed income securities of varying maturities and risk/return characteristics.


                                                                ----------------

  The investment objectives and policies of the nine Select Portfolios are summarized below:


  The LARGE CAP GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of large companies selected through a growth strategy.



  The LARGE CAP COMPOSITE PORTFOLIO seeks long-term growth of capital and growth of dividend income. This portfolio invests primarily in equity securities of large companies that offer the potential for long-term growth of capital or dividends.



  The LARGE CAP VALUE PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of large companies selected through a value strategy.



  The MID CAP GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of medium-sized companies selected through a growth strategy.



  The MID CAP VALUE PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of medium-sized companies selected through a value strategy.



  The SMALL CAP PORTFOLIO seeks long-term growth of capital. This portfolio invests in equity securities of small companies.


  The INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of issuers in at least three countries other than the United States.

  The DIVERSIFIED FIXED INCOME PORTFOLIO seeks relatively high current income, and secondarily, capital appreciation. This portfolio invests primarily in fixed income securities, including U.S. and foreign government securities, mortgaged-backed securities, investment grade debt securities, and high-yield/high-risk bonds.

  The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

  Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

2. CHARGES AND DEDUCTIONS Charges and deductions are applied against the current value of the Separate Account and are paid as follows:


  WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during each contract year. The free withdrawal amount is determined using penalty free earnings and the total invested amount. Penalty free earnings is the account value less the total invested amount. The total invested amount is the total of all purchase payments less portions of some prior withdrawals. The free withdrawal amount is equal to the greater of penalty free earnings plus any portion of the total invested amount no longer subject to withdrawal charges or 10% of the total invested amount that has been in the contract for at least one year, less any withdrawals taken during the contract year. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.


  Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to the oldest purchase payments first so that all withdrawals are allocated to

----------------
20
purchase payments to which the lowest (if any) withdrawal charge applies. Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

               YEAR SINCE PURCHASE                  APPLICABLE WITHDRAWAL
                     PAYMENT                          CHARGE PERCENTAGE
-------------------------------------------------------------------------
First.............................................               9%
Second............................................               8%
Third.............................................               7%
Fourth............................................               6%
Fifth.............................................               6%
Sixth.............................................               5%
Seventh...........................................               4%
Eighth............................................               3%
Ninth.............................................               2%
Tenth and beyond..................................               0%

  CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $35 ($30 in North Dakota) is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender.

  TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of four transactions within a contract year.

  PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

  MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% and 1.37% of the net asset value of each Strategy/Select Portfolio, computed on a daily basis, for Select 140 and Select 152, respectively. The mortality risk charge of 0.90% and 1.02%, respectively is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits. The expense risk charge of 0.35% is compensation for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

  DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each Strategy/Select Portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support and maintaining contract records. If this charge is not enough to cover the cost of distributing the contract, the Company will bear the loss.

  SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                                                                ----------------

3. INVESTMENT IN SEASONS SERIES TRUST The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the one month ended
April 30, 2000 consist of the following:

                                          COST OF SHARES  PROCEEDS FROM
PORTFOLIO INVESTMENT                         ACQUIRED      SHARES SOLD
-----------------------------------------------------------------------
Multi-Managed Growth Portfolio..........     2,279,883         38,742
Multi-Managed Moderate Growth
  Portfolio.............................     2,249,821         41,976
Multi-Managed Income/Equity Portfolio...       637,358         54,747
Multi-Managed Income Portfolio..........       284,602        203,187
Asset Allocation: Diversified Growth
  Portfolio.............................     2,570,881        147,998
Stock Portfolio.........................     2,260,974        105,338
Large-Cap Growth Portfolio..............     1,672,231         72,147
Large-Cap Composite Portfolio...........       741,650        159,827
Large-Cap Value Portfolio...............       532,457         90,074
Mid-Cap Growth Portfolio................     1,555,340         23,248
Mid-Cap Value Portfolio.................       385,927            744
Small-Cap Portfolio.....................       864,002         43,348
International Equity Portfolio..........     1,805,098          8,208
Diversified Fixed Income Portfolio......       406,703          3,859
Cash Management Portfolio...............       427,040      1,845,591

  The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the year ended March 31, 2000 consist of the following:

                                          COST OF SHARES  PROCEEDS FROM
PORTFOLIO INVESTMENT                         ACQUIRED      SHARES SOLD
-----------------------------------------------------------------------
Multi-Managed Growth Portfolio..........    17,983,420      1,690,289
Multi-Managed Moderate Growth
  Portfolio.............................    15,613,158        980,032
Multi-Managed Income/Equity Portfolio...     9,621,641        595,059
Multi-Managed Income Portfolio..........     6,372,089        469,690
Asset Allocation: Diversified Growth
  Portfolio.............................    23,710,275        918,566
Stock Portfolio.........................    19,088,364      1,345,364
Large-Cap Growth Portfolio..............    13,399,498        670,294
Large-Cap Composite Portfolio...........     3,701,805        343,988
Large-Cap Value Portfolio...............     5,636,401         75,181
Mid-Cap Growth Portfolio................     7,593,238        314,507
Mid-Cap Value Portfolio.................     3,372,092        121,660
Small-Cap Portfolio.....................     5,841,947        236,847
International Equity Portfolio..........     3,917,365        217,162
Diversified Fixed Income Portfolio......     4,827,967        231,944
Cash Management Portfolio...............     5,993,133      1,876,088

4. FEDERAL INCOME TAXES The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

5. FISCAL YEAR CHANGE Effective April 30, 2000, the Separate Account changed its fiscal year end from March 31 to April 30. Accordingly, the financial statements include the results of operations for the transition period, which are not necessarily indicative of operations for a full year.

----------------
22

  Results for comparable prior period are summarized below.

                                                              ONE MONTH ENDED
                                                              APRIL 30, 1999
                                                              ---------------
Total investment income.....................................     $      0
                                                              ---------------
Net investment income (loss)................................      (12,179)
Net realized gains (losses) from securities transactions....          221
Change in net unrealized appreciation/depreciation of
  investments...............................................      223,860
                                                              ---------------
Increase (decrease) in net assets from operations...........     $211,902
                                                              ===============

                                                                ----------------

                          PART C -- OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


    The following financial statements are included in Part B of the Registration Statement:


       Audited Consolidated Financial Statements of Anchor National Life Insurance Company as of December 31, 2000 and 1999, for the year ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998.



       Audited Financial Statements of Variable Annuity Account Five (Portion Relating to the SEASON SELECT Variable Annuity) as of March 31, 2000 and April 30, 2000, and for the one month ended April 30, 2000 and for the fiscal year ended March 31, 2000, and for the period from inception to March 31, 1999.



(b) Exhibits


      (1)  Resolutions Establishing Separate Account....................  ****
      (2)  Form of Custody Agreements...................................  ****
      (3)  (a) Form of Distribution Contract............................  ****
           (b) Form of Selling Agreement................................  ****
      (4)  (a) Seasons Select Variable Annuity Group Certificate........  +
           (b) Seasons Select Individual Variable Annuity Contract......  +
      (5)  (a) Seasons Select Enrollment Form for Group Annuity
                 Certificate............................................  +
           (b) Seasons Select Application for Individual Contract.......  +
      (6)  Depositor -- Corporate Documents
           (a) Certificate of Incorporation.............................  ****
           (b) By-Laws..................................................  Herewith
      (7)  Reinsurance Contract.........................................  **
      (8)  Form of Seasons Series Trust Fund Participation Agreement....  ****
      (9)  Opinion and Consent of Counsel...............................  ****
     (10)  Consent of Independent Accountants...........................  Herewith
     (11)  Financial Statements Omitted from Item 23....................  **
     (12)  Initial Capitalization Agreement.............................  **
     (13)  Performance Computations.....................................  ++
     (14)  Diagram and Listing of All Persons Directly or Indirectly
            Controlled By or Under Common Control with Anchor National
            Life Insurance Company, the Depositor of Registrant.........  Herewith
     (15)  Powers of Attorney...........................................  ++++


------------------------


  **Not Applicable

 ***Filed in the Initial Registration Statement of Variable Annuity
    Account Five (811-7727) and Anchor National Life Insurance Company (333-67685) on November 20, 1998

****Filed in the Registration Statement of Variable Annuity Account Five
    (811-7727) and Anchor National Life Insurance Company (333-08859), Pre-Effective Amendment No. 1 on March 11, 1997

   +Filed in the Registration Statement of Variable Annuity Account
    Five (811-7727) and Anchor National Life Insurance Company
    (333-08859), Pre-Effective Amendment Numbers 2 and 3 on July 27, 1998

  ++Filed on July 12, 1999, Post-Effective Amendment No. 2 under Securities
    Act of 1933 (the 33 Act) and No. 6 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement File No. 333-67685 and 811-07727.


 +++Filed in the Registration Statement of Variable Annuity Account
    Five (811-7727) and Anchor National Life Insurance Company (333-67685), Post-Effective Amendment No. 4 and 8 on April 7, 2000.


++++Filed in the Registration Statement of Variable Annuity Account Five
    (811-7727) and Anchor National Life Insurance Company Post Effective (333-67685) Amendment 7 and 11 as filed on June 28, 2000.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                                                 POSITION
---------------------------------------------------  ---------------------------------------------------
Jay S. Wintrob                                       Director, President and Chief Executive Officer
Jana W. Greer                                        Director and Senior Vice President
James R. Belardi                                     Director and Senior Vice President
N. Scott Gillis                                      Senior Vice President and Director
Edwin R. Raquel                                      Senior Vice President and Chief Actuary
Marc H. Gamsin                                       Director and Senior Vice President
J. Franklin Grey                                     Vice President
Maurice Herbert                                      Vice President and Controller
Edward P. Nolan*                                     Vice President
Gregory M. Outcalt                                   Senior Vice President
Scott H. Richland                                    Vice President
Mark A. Zaeske                                       Treasurer
P. Daniel Demko, Jr.                                 Vice President
Stewart R. Polakov                                   Vice President
Lawrence M. Goldman                                  Vice President and Assistant Secretary
Christine A. Nixon                                   Vice President and Secretary
Ron H. Tani                                          Vice President
Virginia N. Puzon                                    Assistant Secretary



------------------------

*88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of Anchor National Life Insurance
Company (Depositor). Depositor is a subsidiary of American International Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 of this Registration Statement. As of
January 4, 1999, Anchor National became an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for
AIG can be found in Form 10-K, SEC file number 001-08787 filed March 30, 2000.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of February 28, 2001, the number of contracts funded by Variable Annuity Account Five (portion relating to the SEASONS SELECT Variable Annuity) of Anchor National Life Insurance was 5356, 2404 of which were qualified contracts and 2952 of which were non-qualified contracts.



ITEM 28.  INDEMNIFICATION

None.

ITEM 29.  PRINCIPAL UNDERWRITER


SunAmerica Capital Services, Inc. serves as distributor to the Registrant, Variable Annuity Account Five, Presidential Variable Account One, FS Variable Separte Account, Variable Annuity Account One, FS Variable Annuity Account One, Variable Annuity Account Four and Variable Annuity Account Seven. SunAmerica Capital Services, Inc. also serves as the underwriter to the SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., Stlye Select Series, Inc. and the SunAmerica Stategic Investment Series, Inc., all issued by Sunamerica Asset Management Corp.


Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.


NAME                                                 POSITION WITH DISTRIBUTOR
---------------------------------------------------  ---------------------------------------------------
Peter A. Harbeck                                     Director
Robert M. Zakem                                      Director, Executive Vice President, General Counsel &
                                                      Assistant Secretary
J. Steven Neamtz                                     Director and President
James Nickels                                        Vice President
Christine A. Nixon                                   Secretary
Lawrence M. Goldman                                  Assistant Secretary
Virginia N. Puzon                                    Assistant Secretary




                                                   NET DISTRIBUTION    COMPENSATION OR
                                                     DISCOUNTS AND      REDEMPTION OR      BROKERAGE
NAME OF DISTRIBUTOR                                   COMMISSIONS       ANNUITIZATION     COMMISSIONS    COMMISSIONS*
-------------------------------------------------  -----------------  -----------------  -------------  ---------------
SunAmerica Capital Services, Inc.                           None               None             None            None

------------------------

*Distribution fee is paid by Anchor National Life Insurance Company.



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

ITEM 33.  REPRESENTATION

a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 concerning the redeemability of Section 403(b) annuity Contracts (Commission ref. IP-6-88) and that the following provisions have been complied with:

    1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

    2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

    3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
       Section 403(b)(11) to the attention of the potential participants;

    4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 9th day of April, 2001.


                                  VARIABLE ANNUITY ACCOUNT FIVE
                                                   (Registrant)


                                  By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                                       (Depositor)




                                  By:             /s/ JAY S. WINTROB
                                     -------------------------------------------
                                                   Jay S. Wintrob
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                  ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                                   (Depositor)

                                  By:             /s/ JAY S. WINTROB
                                     -------------------------------------------
                                                   Jay S. Wintrob
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

As required by the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  ------------------------------  -------------------


        JAY S. WINTROB*         President, Chief Executive
                                  Officer and  Director
------------------------------    (Principal Executive
        Jay S. Wintrob            Officer)

        MARC H. GAMSIN*         Senior Vice President and
------------------------------    Director
        Marc H. Gamsin

       N. SCOTT GILLIS*         Senior Vice President and
------------------------------    Director (Principal
       N. Scott Gillis            Financial Officer)

       JAMES R. BELARDI*        Senior Vice President and
------------------------------    Director
       James R. Belardi

        JANA W. GREER*          Senior Vice President and
------------------------------    Director
        Jana W. Greer

       MAURICE HERBERT*         Vice President and Controller
------------------------------    (Principal Accounting
       Maurice Herbert            Officer)





    * By Attorney-In-Fact

    /s/ CHRISTINE A. NIXON
-----------------------------                                   April 9, 2001
        Christine A. Nixon

                              EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    --------------------------------------------------------

  (6b)         Bylaws

  (10)         Consent of Independent Accountants

  (14)         Organization